Twentieth Century
                                 Investors, Inc.

                                  Equity Funds
                                  Annual Report

                                   OCTOBER 31,
                                      1995



                                 [company logo]

TABLE OF CONTENTS

Our Message to You............................................................1
Investment Philosophy.........................................................2
Period Overview...............................................................3
Investment Review
    Select Investors .........................................................4
    Heritage Investors........................................................7
    Growth Investors.........................................................10
    Ultra Investors .........................................................13
    Vista Investors..........................................................16
    Giftrust Investors.......................................................19
    Balanced Investors.......................................................22
Schedules of Investments
    Select Investors ........................................................25
    Heritage Investors.......................................................27
    Growth Investors.........................................................29
    Ultra Investors .........................................................31
    Vista Investors..........................................................33
    Giftrust Investors.......................................................35
    Balanced Investors.......................................................36
Statements of Assets and Liabilities.........................................42
Statements of Operations.....................................................44
Statements of Changes in Net Assets..........................................46
Notes to Financial Statements................................................48
Proxy Voting Results.........................................................57
Financial Highlights.........................................................58
Independent Accountants' Report .............................................60

INDICES USED FOR PERFORMANCE COMPARISON

THE S&P 500 INDEX is an index created by Standard &Poor's Corporation that is considered to represent the performance of the stock market generally. It is not an investment product available for purchase.

NASDAQ COMPOSITE INDEX is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular NASDAQ market, as well as national market system-traded foreign common stocks and ADRs. It is not an investment product available for purchase.

                                                                October 31, 1995
--------------------------------------------------------------------------------
OUR MESSAGE TO YOU

      As the year ended October 31, 1995 closes, there is considerable good news to report. Common stocks in general, and technology-related stocks in particular, soared to record highs, leading to strong fund performance. On September 25, the shareholders of Select Investors and Heritage Investors voted to amend the funds' investment policies to allow greater flexibility and higher long-term growth potential. For more information on this issue, please see the fund reviews for Select and Heritage which begin on pages 4 and 7, respectively.

[photo of James E. Stowers and James E. Stowers III]

    Since our acquisition of The Benham Group, a highly respected fund family specializing in fixed income investments, was finalized in June, we have been conducting a sizable behind-the-scenes effort to create a seamless transition to a single company. We have taken a number of steps to integrate our investment-management resources and internal systems without disruption to the service you receive.
    As we integrate business processes and policies of the two companies, we have identified ways we believe the combined organization will be able to offer shareholders improved service, as well as a richly diversified family of funds. More information will be provided as we approach full integration of the companies in the fall of 1996.
    We are also keeping a close eye on current events in Washington. The resolve with which Congress is tackling deficit-reduction issues is encouraging, since a balanced budget may shift considerable monies away from debt service and toward public and private investment. We are also hopeful that Washington will find ways to enhance the incentives for retirement savings by expanding the scope and attractiveness of the Individual Retirement Account (IRA). Finally, we are optimistic about passage of legislation to lower capital gains taxes, which would raise after-tax returns for millions of mutual fund shareholders.
    This past year has seen exceptionally positive fund performance, and we expect growth stocks will continue to perform well if current economic trends persist. But our investment process is long term. We believe Twentieth Century's stock funds will produce attractive returns over the long term, but in the short run, particular investment environments can lead to greatly different performances for individual funds. This is why we recommend that investors diversify their investments across funds that are consistent with their risk tolerance and investment objectives.

Sincerely,

/s/James E. Stowers                          /s/James E. Stowers III
James E. Stowers                             James E. Stowers III
Chairman of the Board and Founder            President

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

    The philosophy behind Twentieth Century's growth funds focuses on three important principles. Chiefly, the funds seek to own highly successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. We attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that the greatest market gains occur in unpredictable spurts and that missing those opportunities significantly limits potential for gain. Finally, Twentieth Century funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.
    In addition to these principles, each fund has its own characteristics:

    SELECT INVESTORS seeks large, established companies that show accelerating growth rates; also, at least 80% of the fund's equity assets must be in invested stocks that pay regular dividends. These dividends, and the established nature of the companies in which Select invests, help lessen the fund's short-term price fluctuations.

    HERITAGE INVESTORS seeks firms showing accelerating growth rates, and at least 80% of its equity assets must be in stocks paying regular dividends. This fund generally owns smaller and mid-sized stocks. While Heritage's dividend requirement should make the fund less volatile than funds without dividends, it should also display somewhat more price variability -- and greater long-term growth potential -- than Select.

    GROWTH INVESTORS invests in larger, more established firms that exhibit accelerating growth. Because the value of established firms tends to change relatively slowly, Growth can ordinarily be expected to show more moderate price fluctuations than the funds that invest in smaller or mid-sized firms.

    ULTRA INVESTORS generally invests in mid-sized and larger companies that exhibit accelerating growth. It will typically have significant price fluctuations.

    VISTA INVESTORS invests mainly in smaller or medium-sized firms with accelerating growth. Although Vista has been one of Twentieth Century's more volatile funds over the short term, it has also offered high long-term potential for investment growth.

    GIFTRUST INVESTORS ordinarily invests in the smallest stocks with accelerating growth of any Twentieth Century fund. Shares of Giftrust can only be given as a gift, and all investments must remain in the fund for a minimum of 10 years. Giftrust is a volatile investment with high long-term growth potential.

    BALANCED INVESTORS seeks to provide long-term growth with moderate volatility. The fund keeps about 60% of its assets in the stocks of large, established firms with accelerating growth rates, some of which pay dividends. The remaining assets are held in quality, intermediate-term bonds.

                                                                October 31, 1995
--------------------------------------------------------------------------------
PERIOD OVERVIEW

   The 12 months ended October 31, 1995, were marked by a number of positive trends in both the U.S. economy and the domestic financial markets. As a result, the period was rewarding for holders of U.S. equities and debt instruments.
    As we enter the fourth quarter, corporate profitability is slowing but still growing. In fact, despite its moderate pace, U.S. economic growth exceeds that of our major trading partners. This growth has been accompanied by docile inflationary trends and gains in workplace productivity. We think that, going forward, a firm political commitment to a balanced budget would give the Federal Reserve the freedom to further reduce interest rates to stimulate the economy. A lower interest rate environment could both mitigate recessionary fears and further stabilize the dollar.
   Despite more moderate economic growth, some areas of the economy are still showing rapidly accelerating earnings and revenues. Our portfolios remain concentrated in the technology sector and in companies that we believe are using technology most effectively. Spending on technology has grown very quickly as firms seek new ways to increase the attractiveness of their products or services while still lowering their costs. In our view, this is not a temporary phenomenon. Demand for U.S. technology is global, the customer base for technology products continues to broaden, and a large number of everyday products are incorporating an increasing amount of electronic technology. Historically, technology spending ran in cycles that corresponded to the U.S. economic cycle. Now that the larger technology firms have branched out across the globe, this trend is becoming muted. In our view, technology issues will be among the leading growth stocks of the 1990s.
    Currently, we are also investing in the healthcare field. The best biotechnology, pharmaceutical and medical devices companies are developing innovative products and getting faster FDA approval for them. That fact has led to strong earnings growth in these areas, despite the successful cost-cutting efforts of managed-care corporations. The companies with the best business prospects, however, still seem to be the ones that maintain reasonable cost controls or help other corporations achieve them.
    Selected financial services companies continue to benefit from the shift to an older, more savings-conscious population. Consolidation and the application of technology are equally beneficial trends. We believe that more widespread use of on-line services and a likely slowing of borrowing activities by households will lead to continued consolidation and increased competition among financial services companies.
    Outside the United States, the performance of the major international markets has been mixed. We see only lackluster economic growth in Western Europe. But in Japan, efforts to reform the banking system give us confidence in a possible economic recovery there in 1996. With interest rates trending lower in many major international markets, we think the fundamental backdrop for international equities is improving. Within the boundaries of its investment strategy and risk profile, each Twentieth Century growth equity fund is seeking appropriate ways to achieve international exposure.

SELECT INVESTORS
--------------------------------------------------------------------------------
MANAGEMENT Q & A

    A discussion with Chuck Duboc, a portfolio manager on the Select Investors management team.

Q.  HOW DID SELECT INVESTORS PERFORM OVER THE PERIOD?

A. Select posted a total return of 15.02% for the year ended October 31, 1995. For the same period, the S&P 500 returned 26.36%.


Q. ON SEPTEMBER 25, 1995, SELECT SHAREHOLDERS VOTED TO APPROVE A CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT POLICIES. WHAT WAS THE NATURE OF THAT CHANGE?

A. Prior to the vote, all stocks chosen for Select had to pay regular dividends. This change allows Select to invest as much as 20% of its total equity assets in stocks that don't pay dividends.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (as of October 31, 1995)

                          SELECT INVESTORS              S&P 500 Index
     6 Months                  8.75%                       14.40%
     1 Year                   15.02%                       26.36%
     5 Year                   10.98%                       17.22%
    10 Year                   12.70%                       15.44%
    20 Year                   19.09%                       14.32%


--------------------------------------------------------------------------------
[mountain graph.  graph data described below]

$10,000 OVER A 20-YEAR PERIOD (as of October 31, 1995)

VALUE ON 10/31/95:     $329,470   SELECT INVESTORS
------------------     $145,426   S & P 500 INDEX


$10,000 lump sum investment made on 10/31/75

                             SELECT                           S & P
                  ---------------------------      ---------------------------
  DATE              ACCT VALUE    CUM RETURN         ACCT VALUE    CUM RETURN
--------            ----------    ----------         ----------    ----------
10/31/75             $10,000            --            $10,000           --
10/31/76             $11,474         14.74%           $12,006        20.06%
10/31/77             $14,332         43.32%           $11,264        12.64%
10/31/78             $19,481         94.81%           $11,973        19.73%
10/31/79             $25,722        157.22%           $13,806        38.06%
10/31/80             $46,448        364.48%           $18,239        82.39%
10/31/81             $48,654        386.54%           $18,339        83.39%
10/31/82             $62,023        520.23%           $21,333       113.33%
10/31/83             $90,803        808.03%           $27,282       172.82%
10/31/84             $82,386        723.86%           $29,001       190.01%
10/31/85             $99,657        896.57%           $34,611       246.11%
10/31/86            $135,666       1256.66%           $46,083       360.83%
10/31/87            $140,378       1303.78%           $49,006       390.06%
10/31/88            $150,651       1406.51%           $56,276       462.76%
10/31/89            $199,760       1897.60%           $71,060       610.60%
10/31/90            $195,694       1856.94%           $65,718       557.18%
10/31/91            $248,647       2386.47%           $87,733       777.33%
10/31/92            $253,041       2430.41%           $96,446       864.46%
10/31/93            $309,240       2992.40%          $110,803      1008.03%
10/31/94            $286,447       2764.47%          $115,091      1050.91%
10/31/95            $329,470       3194.70%          $145,426      1354.26%


Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

                                ----------------
                                      QUICK
                                      FUND
                                      FACTS
                                ----------------
                                     SELECT
                                    INVESTORS
                                ----------------

                                    STRATEGY:
                      Growth over time through investments
                      in larger companies, 80% of which pay
                                   dividends.

                                 INCEPTION DATE:
                                October 31, 1958

                                      SIZE:
                                  $4.01 billion
                            (as of October 31, 1995)

                              INVESTMENT APPROACH:
                               Conservative Growth

                                ----------------

                                                                October 31, 1995
--------------------------------------------------------------------------------
SELECT INVESTORS


Q.  WHAT IS THE REASON FOR THIS CHANGE IN POLICY?

A. Formerly, Select's investment policy required the fund to own only stocks of firms that offered payment of a regular dividend. As a matter of practice, we have also favored large, well-established firms in recent years. At one time, there were many businesses that defined their success by the ability to meet all of these criteria. But in recent years, more companies have tended to narrow their focus on either producing reliable dividends or continually reinvesting in growth. So while there are still very good businesses that meet all these criteria, they tend to be limited in number. The change gives us a broader menu from which to choose stocks, including many of the nondividend-paying companies that are growing faster than those that pay dividends. In the current market environment, many of the fastest growing companies do not pay dividends.


Q.  WILL THE NEW POLICY GREATLY CHANGE SELECT'S PERFORMANCE?

A. Select has had a difficult time keeping up with the performance of the S&P 500 index over the last 10 years. The fund's dividend requirement often led to a portfolio of some of the best known and most frequently followed companies on Wall Street. Those companies tend to trade very efficiently, and often don't provide the explosive gains available to some of the more mid-sized, growth-oriented firms in the index. The change in policy should give Select the opportunity to invest in some faster growing companies, allowing the fund to better match the performance of the S&P 500 in the future. But it is important to recognize that Select will continue to be our most conservative growth fund. This change is not part of an effort to make Select a clone of Ultra or Growth. Rather, it is designed to modestly increase the growth potential of the fund without greatly increasing its risk profile.


Q.  HAS SELECT INVESTED THE FULL 20% OF ASSETS IN NONDIVIDEND-PAYING STOCKS?

A. Currently, we have about 5% of the fund in stocks that don't pay dividends. We are taking our time about adding those issues. While there are plenty of solid growth prospects among large nondividend-paying companies, many of them have already posted outstanding earnings acceleration in 1995 and we don't want to jump into these stocks at the tail end of a market rally. Also, we've begun to notice that many large, dividend-paying issues, which were tripped up by one problem or another during the past year, are beginning to show signs that their earnings acceleration is back on track. MCI Communications, for example, has struggled through the long-distance telephone wars. But its efforts seem to be working. In the latter half of 1995, it began to show some renewed acceleration.

--------------------------------------------------------------------------------
TOP FIVE INDUSTRIES (as of October 31, 1995)
--------------------------------------------------------------------------------
                                                  % of fund's
                                                 investments in
                                   % of fund    these industries
                                   investments    12 months ago
Electrical & Electronic Components     14.4%          7.7%
Computer Systems                        7.9%          6.0%
Pharmaceuticals                         6.7%          2.1%
Financial Services                      6.3%          2.1%
Computer Software & Services            6.0%          2.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECT INVESTORS

Q. THERE ARE MANY WELL-KNOWN TECHNOLOGY FIRMS IN THE FUND'S TOP-10 HOLDINGS. DOES THAT MEAN THAT THE FUND'S NEW NONDIVIDEND-PAYING STOCKS ARE ALSO COMING FROM THE TECHNOLOGY FIELD?

A. Actually, the large technology-related firms in the top-10 list are all dividend-paying companies. We have added some companies that don't pay dividends, notably Microsoft. But we are also looking at a few healthcare and retail firms that are non-dividend payers. We think there are many long-term opportunities in each of these fields, and we expect to increase our positions in the months ahead.

--------------------------------------------------------------------------------

TOP TEN HOLDINGS* (as of October 31, 1995)
--------------------------------------------------------------------------------
*The composition of the portfolio may change over time.

                                              % of fund's
                                            investments in
                              % of fund      these stocks
                              investments   12 months ago
International Business
   Machines Corp.                4.1%           4.3%
Intel Corp.                      3.8%            --
Hewlett-Packard Co.              3.1%           1.6%
Texas Instruments Inc.           2.8%            --
Xerox Corp.                      2.6%           2.3%
Micron Technology, Inc.          2.5%            --
Teva Pharmaceuticals
   Industries Ltd.               2.4%           0.7%
Schweizerischer                  2.3%            --
First Data Corp.                 2.3%            --
Tyco International, Ltd.         2.0%            --

--------------------------------------------------------------------------------

Q.  IS SELECT INVESTING IN INTERNATIONAL STOCKS RIGHT NOW?

A. Select currently has about 21% of assets in foreign stocks -- that's up from about 8% six months ago. We are seeing growth opportunities among dividend-paying companies overseas. Most are multinational companies that have the flexibility to benefit from economic recoveries in the U.S., Europe, and Japan. Multinational firms also have a risk profile that we think is appropriate for this fund. Teva Pharmaceuticals, for example, is an Israeli company. But about 85% of its revenues come from the United States. Because of that, the company is protected in large part from political or market events in Israel.

--------------------------------------------------------------------------------
INVESTMENTS BY COUNTRY
expressed as a percentage of total value of investments
--------------------------------------------------------------------------------

                 % of fund
                 investments
Canada              2.2%
Germany             2.8%
Israel              2.5%
Italy               1.3%
Japan               4.8%
Mexico              0.5%
Spain               0.6%
Sweden              1.5%
Switzerland         2.3%
United Kingdom      2.7%
United States      78.8%
                ----------
                  100.0%
                ==========

Select Investors schedule of investments begins on page 25.



                                 [company logo]

                                                                October 31, 1995
--------------------------------------------------------------------------------
HERITAGE INVESTORS

--------------------------------------------------------------------------------
MANAGEMENT Q & A

    A discussion with Nancy Prial, a portfolio manager on the Heritage Investors management team.

Q.  HOW DID HERITAGE PERFORM OVER THE PERIOD?

A. Heritage had a 21.04% return for the year, compared with a 26.36% return for its benchmark, the S&P 500 index. While Heritage had difficulty keeping up with the S&P 500 over the first six months of the period, its 14.52% gain over the more recent six-month period surpassed the index's 14.40% gain.

Q. ON SEPTEMBER 25, 1995, HERITAGE SHAREHOLDERS VOTED TO APPROVE A CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT POLICIES. WHAT WAS THE NATURE OF THAT CHANGE?

A. Heritage's original investment policy stated that all stocks chosen for the portfolio must pay regular dividends. The change allows Heritage to invest as much as 20% of its total equity assets in stocks that don't pay dividends.

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS (as of October 31, 1995)

                         HERITAGE INVESTORS             S&P 500 Index

   6 Months                   14.52%                       14.40%
   1 Year                     21.04%                       26.36%
   5 Year                     17.60%                       17.22%
   Inception                  16.23%                       15.37%
--------------------------------------------------------------------------------
[mountain graph.  graph data described below]

$10,000 OVER LIFE OF FUND (as of October 31, 1995)

VALUE ON 10/31/95:     $33,168   HERITAGE INVESTORS
------------------     $31,263   S & P 500 INDEX

$10,000 lump sum investment on 11/10/87

                       HERITAGE                          S & P
              --------------------------       --------------------------
  DATE        ACCT VALUE      CUM RETURN       ACCT VALUE      CUM RETURN
--------      ----------      ----------       ----------      ----------
11/10/87       $10,000             --           $10,000              --
10/31/88       $12,576          25.76%          $12,098           20.98%
10/31/89       $16,684          66.84%          $15,276           52.76%
10/31/90       $14,744          47.44%          $14,128           41.28%
10/31/91       $19,648          96.48%          $18,860           88.60%
10/31/92       $21,544         115.44%          $20,733          107.33%
10/31/93       $27,717         177.17%          $23,820          138.20%
10/31/94       $27,403         174.03%          $24,742          147.42%
10/31/95       $33,168         231.68%          $31,263          212.63%

Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

                                ----------------
                                      QUICK
                                      FUND
                                      FACTS
                                ----------------
                                    HERITAGE
                                    INVESTORS
                                ----------------

                                    STRATEGY:
                            Growth over time through
                             investments in smaller
                             companies, 80% of which
                                 pay dividends.

                                 INCEPTION DATE:
                                November 10, 1987

                                      SIZE:
                                  $1.01 billion
                            (as of October 31, 1995)

                              INVESTMENT APPROACH:
                                     Growth
                                ----------------

--------------------------------------------------------------------------------
HERITAGE INVESTORS


Q.  HOW CAN THIS CHANGE BENEFIT HERITAGE?

A. The change gives us much more flexibility. While there are many small and mid-sized stocks that offer both earnings acceleration and regular dividends, we also found many businesses that met all of our criteria except the dividend requirement. This change gives us a chance to incorporate these stocks into the fund's portfolio.


Q.  CAN YOU EXPLAIN HERITAGE'S INVESTMENT CRITERIA?

A. In general, the most important quality that stocks in the Twentieth Century growth portfolios, including Heritage, share is acceleration in earnings and revenues. This criterion is as important to Heritage as it is to any other Twentieth Century growth fund. In addition, Heritage focuses primarily on smaller-sized stocks, but it has always looked to dampen volatility, primarily by searching for stocks that provide a regular investment return by paying dividends. We have often found in the past that the stocks that best combined accelerating earnings, small size, and dividends came from out-of-the-way areas of the market. One example is International Imaging Materials, which has a flourishing business providing printer ribbons for special applications. We discovered that these less-followed areas of the market also contain many accelerating firms that we think show only moderate stock-price fluctuations -- even if they do not pay dividends. The policy change gives us a chance to pursue these opportunities.

--------------------------------------------------------------------------------
TOP FIVE INDUSTRIES (as of October 31, 1995)
--------------------------------------------------------------------------------
                                                    % of fund's
                                                  investments in
                                    % of fund     these industries
                                    investments    12 months ago
Electrical & Electronic Components     17.9%           4.9%
Computer Software & Services            9.4%           7.7%
Medical Equipment & Supplies            6.6%           0.9%
Communications Equipment                6.4%           5.2%
Industrial Equipment & Machinery        6.4%          10.1%
--------------------------------------------------------------------------------

Q.  HAS HERITAGE INVESTED THE FULL 20% IN NONDIVIDEND-PAYING STOCKS?

A. The fund now has about 11% of its assets in stocks that don't pay dividends, and we expect that the weighting may go up to 17% or 18% of assets by the end of the next reporting period. We have been quick to take advantage of our new flexibility because we are finding that some of the dividend-paying stocks we have favored, especially the industrial-related stocks, are no longer offering the earnings acceleration we require.


Q.  WHAT KINDS OF NONDIVIDEND-PAYING STOCKS ARE YOU BUYING?

A. Since technology firms are, overall, the fastest-growing companies in the market right now, we have picked up a few technology stocks, especially in the semiconductor field. However, we are also actively looking in areas outside of technology. One of the fund's better-known non-technology holdings is Tele-Communications International (TCI). TCI is a cable company that is expanding into Europe and Japan, which have had only very limited cable access in the past.

                                                                October 31, 1995
--------------------------------------------------------------------------------
HERITAGE INVESTORS

Q.  WHAT OTHER TYPES OF STOCKS IS THE FUND INVESTING IN NOW?

A. Because advances in the healthcare field have heightened demand for medical devices, we are seeing some earnings acceleration in that sector. Also, we are seeking companies in a variety of industries that are not especially sensitive to the fortunes of the economy. Park Electrochemical, for example, creates chemical products used by the semiconductor, plumbing, and aerospace industries. Given the broad demand for its products, Park should do relatively well no matter what the economy may do.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS* (as of October 31, 1995)
--------------------------------------------------------------------------------
*The composition of the portfolio may change over time.

                                              % of fund's
                                            investments in
                              % of fund      these stocks
                              investments    12 months ago
HBO & Co.                        2.5%            2.7%
Tektronix, Inc.                  2.4%            1.7%
Mentor Corp.                     2.1%             --
Micron Technology, Inc.          2.0%             --
Omnicare, Inc.                   2.0%             --
Linear Technology Corp.          2.0%            0.9%
SAP AG Preferred                 1.9%            1.3%
Advantest Corporation            1.7%             --
Perkin-Elmer Corp.               1.7%             --
Liz Claiborne, Inc.              1.7%             --
--------------------------------------------------------------------------------

Q.  DOES HERITAGE OWN ANY INTERNATIONAL STOCKS?

A. Overall, Heritage has about an 18% stake in international stocks. We are especially interested in Japan right now, where we are finding many companies, particularly in the technology field, that are growing rapidly and paying a dividend. When making purchases overseas, we typically prefer somewhat larger businesses that are easier to research and trade. But we look for some uncommon names overseas as well. For example, while Heritage owns Swedish electronics products giant Ericsson, we also own shares of an emerging Norwegian telecommunications firm called Nera.

--------------------------------------------------------------------------------
INVESTMENTS BY COUNTRY
expressed as a percentage of
total value of investments

                 % of fund
                 investments
Finland             1.1%
Germany             1.9%
Israel              0.9%
Japan               9.5%
Netherlands         1.1%
Norway              1.1%
Sweden              1.5%
United Kingdom      1.1%
United States      81.8%
               -------------
                  100.0%
               =============


Heritage Investors schedule of investments begins on page 27.



                                 [company logo]

--------------------------------------------------------------------------------
GROWTH INVESTORS

--------------------------------------------------------------------------------
MANAGEMENT Q & A

    A discussion with Derek Felske, a portfolio manager on the Growth Investors management team.


Q.  HOW DID GROWTH INVESTORS PERFORM FOR THE PERIOD?

A. Growth Investors enjoyed a strong, 22.31% gain for the period ended October 31, 1995. That compares with a 26.36% gain for the fund's benchmark, the S&P 500.
    The bulk of the fund's performance came in the last six months of the period, when its 15.87% gain outpaced the 14.40% gain of the S&P 500.

Q.  WHY DID GROWTH UNDERPERFORM THE INDEX FOR THE YEAR?

A. The main reason is that, at the very beginning of the period, we had only modest weightings in the large technology-related stocks that performed best over the year. Concerns about the quality of Intel's Pentium chips, for example, convinced us to be cautious about our holdings in semiconductor stocks. That situation has now changed.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (as of October 31, 1995)

                          GROWTH INVESTORS              S&P 500 Index

     6 Months                 15.87%                       14.40%
     1 Year                   22.31%                       26.36%
     5 Year                   18.32%                       17.22%
   10 Year                    16.45%                       15.44%
   20 Year                    21.74%                       14.32%
--------------------------------------------------------------------------------
[mountain graph.  graph data described below]

$10,000 OVER A 20-YEAR PERIOD - GROWTH INVESTORS (as of October 31, 1995)

VALUE ON 10/31/95:    $511,621  GROWTH INVESTORS
-----------------     $145,426  S & P 500 INDEX

$10,000 lump sum investment on 10/31/75

                        GROWTH                            S & P
              -------------------------         --------------------------
  DATE        ACCT VALUE     CUM RETURN         ACCT VALUE      CUM RETURN
--------      ----------     ----------         ----------      ----------
10/31/75        $10,000             --            $10,000            --
10/31/76        $14,457          44.57%           $12,006         20.06%
10/31/77        $16,473          64.73%           $11,264         12.64%
10/31/78        $22,899         128.99%           $11,973         19.73%
10/31/79        $36,028         260.28%           $13,806         38.06%
10/31/80        $74,494         644.94%           $18,239         82.39%
10/31/81        $82,506         725.06%           $18,339         83.39%
10/31/82        $80,208         702.08%           $21,333        113.33%
10/31/83       $108,217         982.17%           $27,282        172.82%
10/31/84        $95,664         856.64%           $29,001        190.01%
10/31/85       $111,595        1015.95%           $34,611        246.11%
10/31/86       $155,230        1452.30%           $46,083        360.83%
10/31/87       $169,703        1597.03%           $49,006        390.06%
10/31/88       $175,106        1651.06%           $56,276        462.76%
10/31/89       $249,953        2399.53%           $71,060        610.60%
10/31/90       $220,647        2106.47%           $65,718        557.18%
10/31/91       $354,456        3444.56%           $87,733        777.33%
10/31/92       $375,615        3656.15%           $96,446        864.46%
10/31/93       $407,481        3974.81%          $110,803       1008.03%
10/31/94       $418,300        4083.00%          $115,091       1050.91%
10/31/95       $511,621        5016.21%          $145,426       1354.26%

Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

                                ----------------
                                      QUICK
                                      FUND
                                      FACTS
                                ----------------
                                     GROWTH
                                    INVESTORS
                                ----------------

                                    STRATEGY:
                      Growth over time through investments
              in larger companies regardless of dividend potential.

                                 INCEPTION DATE:
                                October 31, 1958


                                      SIZE:
                                  $5.13 billion
                            (as of October 31, 1995)

                              INVESTMENT APPROACH:
                                     Growth
                                ----------------

                                                                October 31, 1995
--------------------------------------------------------------------------------
GROWTH INVESTORS


Q.  WHAT CAUSED GROWTH TO OUTPERFORM THE INDEX IN THE MOST RECENT SIX MONTHS?

A. The markets have been led by an outstanding rebound in the technology sector. Technology stocks have struggled in recent years, but for most of 1995 they produced major positive earnings surprises and, as a result, greatly increased in investor popularity. Following its investment strategy, Growth held a substantial stake in fast-growing technology-related businesses. The holdings contributed significantly to the fund's returns.


Q.  WHAT TYPE OF TECHNOLOGY STOCKS DID THE FUND FAVOR?

A. The fund's largest single-sector weighting was in electrical and electronic components, in particular the stocks of companies that produce semiconductors. Semiconductors are at the heart of thousands of products today -- from watches to cameras to entire industrial manufacturing plants. Worldwide demand for semiconductors is increasing faster than the chips can be made, and growth in this industry has been remarkable. Also, within the technology field, semiconductor manufacturers as a group have become very large firms, making them appropriate choices for a fund that focuses on large-sized companies.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS* (as of October 31, 1995)
--------------------------------------------------------------------------------
*The composition of the portfolio may change over time.

                                             % of fund's
                                            investments in
                              % of fund      these stocks
                              investments   12 months ago
Cisco Systems Inc.               3.5%             --
Intel Corp.                      3.2%             --
Sybase, Inc.                     2.3%             --
Micron Technology, Inc.          2.2%             --
Applied Materials, Inc.          2.1%             --
Texas Instruments Inc.           2.1%             --
Merrill Lynch & Co., Inc.        2.0%             --
Bay Networks, Inc.               2.0%            0.3%
Medtronic, Inc.                  1.9%            1.1%
Citicorp                         1.9%            2.9%
--------------------------------------------------------------------------------


Q.  ARE THERE AREAS BESIDES TECHNOLOGY THAT ARE OF INTEREST FOR THE FUND?

A. Growth typically invests in large-sized companies with accelerating earnings. Right now, technology firms in general offer the best earnings growth, but we do see a few opportunities in other areas. Financial services stocks, for example, are operating in a very beneficial climate. Inflation and interest rates are low, and there have been a number of mergers and acquisitions in the field that have produced significant share-price gains. We are also seeing many financial services firms learn how to use technology to its fullest in improving their efficiency and productivity.

--------------------------------------------------------------------------------
TOP FIVE INDUSTRIES (as of October 31, 1995)
--------------------------------------------------------------------------------
                                                  % of fund's
                                                investments in
                                   % of fund   these industries
                                  investments   12 months ago
Electrical & Electronic Components   15.9%          1.8%
Financial Services                   10.8%          4.4%
Communications Equipment              7.6%         10.7%
Computer Peripherals                  7.1%           --
Computer Software & Services          7.0%          4.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GROWTH INVESTORS

Q.  ARE OTHER BUSINESSES USING TECHNOLOGY TO THEIR BENEFIT?

A. We believe this is an important trend in the economy right now, and we are looking for businesses that can translate the new technology they are purchasing into real increases in their earnings. Boston Chicken is a good example. Managers in the Boston Chicken organization compile databases about their customers and their eating patterns. These databases help determine which products sell the most at which times of the day or year. This knowledge helps managers prepare a more effective cooking schedule that results in shorter wait times and less waste produced.


Q.  HOW MUCH OF GROWTH'S PORTFOLIO IS INVESTED OVERSEAS RIGHT NOW?

A. Currently, 18% of Growth's assets are in foreign stocks. Many international companies are currently showing growth rates that are competitive with, or that exceed, some of the larger U.S. stocks.


Q.  WHICH INTERNATIONAL MARKETS ARE YOU MOST INTERESTED IN?

A. Europe and Japan both offer some interesting investment opportunities. But our largest foreign stake, at 13.8% of assets, is in Japan. Many large companies in Japan are among the most competitive in their respective industries. Japan has been hobbled by an extended recession, a banking emergency, and an unfavorable currency situation. (The yen has increased in value, making Japanese products more expensive overseas.) Yet despite these various circumstances, some of the country's largest and best firms have maintained consistent earnings. As these circumstances finally work themselves out, we are beginning to see some firms, such as retailer Aoyama Trading, post renewed earnings acceleration.

--------------------------------------------------------------------------------
INVESTMENTS BY COUNTRY
expressed as a percentage of total value of investments
--------------------------------------------------------------------------------
                 % of fund
                 investments
Germany             0.8%
Japan              13.8%
Mexico              0.3%
Sweden              1.7%
United Kingdom      1.4%
United States      82.0%
               ------------
                  100.0%
               ============

Growth Investors schedule of investments begins on page 29.



                                 [company logo]

                                                                October 31, 1995
--------------------------------------------------------------------------------
ULTRA INVESTORS

--------------------------------------------------------------------------------
MANAGEMENT Q & A


    A discussion with Jim Stowers III, President of Twentieth Century and a portfolio manager on the Ultra Investors management team.

Q.  HOW DID ULTRA INVESTORS PERFORM OVER THE PERIOD?

A. Ultra enjoyed a very strong one-year period. Its 36.89% return outpaced both the 26.36% return for the S&P 500 and the 33.26% gain for the NASDAQ Composite Index.
    For the most recent six months, Ultra outpaced the indices by an even wider margin.

Q. ULTRA HAD A VERY LARGE WEIGHTING IN A VARIETY OF TECHNOLOGY INDUSTRIES OVER THE PERIOD. DOES THAT EXPLAIN THE FUND'S OUTPERFORMANCE?

A. Technology stocks have led the market for much of 1995, and for that reason technology stocks have been a primary factor in Ultra's performance over the period. However, technology is not a narrow market sector, and not all technology stocks perform alike. Ultra's hunt for accelerating earnings and its preference for mid- and larger-sized stocks led it to emphasize some of the (continued on the next page)
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (as of October 31, 1995)

                           ULTRA INVESTORS         S&P 500 Index       NASDAQ

   6 Months                     30.62%                14.40%           22.76%
   1 Year                       36.89%                26.36%           33.26%
   5 Year                       30.32%                17.22%           25.72%
   10 Year                      21.59%                15.44%           13.48%
--------------------------------------------------------------------------------
[mountain graph.  graph data described below]

$10,000 OVER A 10-YEAR PERIOD (as of October 31, 1995)


VALUE ON 10/31/95:    $70,637  ULTRA INVESTORS
-----------------     $42,017  S & P 500 INDEX
                      $35,416  NASDAQ

$10,000 lump sum investment on 10/31/85

                          ULTRA                          S & P                            NASDAQ
               -------------------------       --------------------------       -------------------------
  DATE         ACCT VALUE     CUM RETURN       ACCT VALUE     CUM RETURN        ACCT VALUE     CUM RETURN
--------       ----------     ----------       ----------     -----------       ----------     ----------
10/31/85        $10,000            --           $10,000             --           $10,000            --
10/31/86        $12,723         27.23%          $13,315          33.15%          $12,332         23.32%
10/31/87        $12,311         23.11%          $14,159          41.59%          $11,051         10.51%
10/31/88        $14,715         47.15%          $16,259          62.59%          $13,074         30.74%
10/31/89        $20,657        106.57%          $20,531         105.31%          $15,575         55.75%
10/31/90        $18,793         87.93%          $18,988          89.88%          $11,275         12.75%
10/31/91        $37,872        278.72%          $25,348         153.48%          $18,561         85.61%
10/31/92        $37,701        277.01%          $27,865         178.65%          $20,687        106.87%
10/31/93        $52,699        426.99%          $32,014         220.14%          $26,638        166.38%
10/31/94        $51,601        416.01%          $33,252         232.52%          $26,577        165.77%
10/31/95        $70,637        606.37%          $42,017         320.17%          $35,416        254.16%

Past performance is not predictive of future performance.
Source: Lipper Analytical Services, Inc.
--------------------------------------------------------------------------------

                                      QUICK
                                      FUND
                                      FACTS
                                ----------------
                                      ULTRA
                                    INVESTORS
                                ----------------

                                    STRATEGY:
                            Aggressively seeks growth
                          by investing in fast-growing
                                  medium-sized
                              and larger companies.


                                 INCEPTION DATE:
                                November 2, 1981

                                      SIZE:
                                 $14.38 billion
                            (as of October 31, 1995)

                              INVESTMENT APPROACH:
                                Aggressive Growth
                                ----------------

--------------------------------------------------------------------------------
ULTRA INVESTORS

    better-performing areas of the broad technology field -- for example, well-known semiconductor and networking stocks. Stocks like semiconductor producer Intel and networking firm Cisco Systems used their fast-growing profits to take market share away from smaller competitors. Cisco claimed that its business is growing 2% per week. That helped lead to good stock performance.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS* (as of October 31, 1995)
--------------------------------------------------------------------------------
*The composition of the portfolio may change over time.

                                             % of fund's
                                           investments in
                              % of fund     these stocks
                              investments   12 months ago
3Com Corp.                       4.1%            2.3
Cisco Systems Inc.               3.3%            0.2
Bay Networks, Inc.               3.1%            1.0
Texas Instruments Inc.           3.0%             --
Oracle Systems Corp.             2.8%            4.1
Intel Corp.                      2.7%             --
Pfizer Inc.                      2.6%             --
Amgen Inc.                       2.6%             --
Applied Materials, Inc.          2.4%            2.1%
Microsoft Corp.                  2.3%            2.9%
--------------------------------------------------------------------------------

Q.  DO YOU BELIEVE IT IS TIME FOR ULTRA TO LIGHTEN ITS WEIGHTING IN TECHNOLOGY?

A. A lot of investors are concerned that technology will not continue to be as popular as it has been in 1995, and that this is a good time to move out of the sector. However, this way of thinking is antithetical to the Twentieth Century growth investment discipline. We believe that, over time, investors will favor the firms that display the greatest earnings and revenue acceleration. We recognize that technology stocks have made extraordinary total returns over this period, and we don't necessarily expect this rapid pace to continue. But the fact is that, on the whole, technology-related firms, and there are many different types of these, currently offer better earnings acceleration than firms in other areas of the economy. We strongly believe, from past experience, that sticking close to our growth discipline is more effective than trying to determine what "the market" will do.


Q.  IS ULTRA ONLY INVESTING IN TECHNOLOGY?

A. We are interested in any area showing rapid earnings and revenue acceleration. While many technology firms are highly successful by this measure, we continually scan the entire equity market for opportunities. One area we are beginning to see some promise in is the healthcare sector, especially in pharmaceutical and biotechnology stocks. These companies have had a lot of trouble developing their businesses, primarily due to a host of regulatory challenges. Now that some of these problems are righting themselves, the firms are just beginning to meet pent-up demand for healthcare products. These firms did particularly well over the last two months of the reporting period -- just as some technology stocks began to lose their acceleration.

--------------------------------------------------------------------------------
TOP FIVE INDUSTRIES (as of October 31, 1995)
--------------------------------------------------------------------------------

                                                  % of fund's
                                                 investments in
                                   % of fund    these industries
                                   investments    12 months ago
Computer Peripherals                  16.9%            7.4%
Electrical & Electronic Components    15.2%            8.5%
Computer Software & Services          15.0%           13.5%
Pharmaceuticals                        8.9%            2.5%
Computer Systems                       8.2%            8.5%
--------------------------------------------------------------------------------

                                                                October 31, 1995
--------------------------------------------------------------------------------
ULTRA INVESTORS

Q.  ULTRA'S POSITION IN INTERNATIONAL STOCKS IS A MODEST 4.4% OF ASSETS. WHY?

A. There are many good opportunities overseas for earnings growth, but right now we are most interested in domestic firms that are looking overseas for new growth potential. Currently, for example, about 50% of Compaq Computer's earnings come from outside North America. Popular Illinois-based telecommunications provider Motorola gets about 44% of its earnings from overseas. Because of our ownership of these companies, we feel that Ultra has sufficient international exposure.

--------------------------------------------------------------------------------

INVESTMENTS BY COUNTRY
expressed as a percentage of total value of investments

                 % of fund
                 investments
Canada              0.2%
Finland             0.3%
Hong Kong           0.1%
Italy               0.2%
Japan               2.1%
Netherlands         0.3%
Sweden              0.8%
United Kingdom      0.4%
United States      95.6%
                ----------
                  100.0%
                ==========

--------------------------------------------------------------------------------

Q. WITH THE ECONOMY GROWING SLOWLY, WHERE DO YOU EXPECT TO FIND EARNINGS GROWTH IN THE NEXT YEAR?

A. We have no way of knowing what the economy will do over the next 12 months, and we can't predict the future. One major business trend we are keeping an eye on, however, is companies that are learning to use technology to substantially increase their profitability and productivity. We are already seeing this in, for example, the financial services area, which would include credit card businesses, brokerage firms, and investment houses, among others. As an industry, financial services firms have spent enormous sums of money on new technology. They're using database systems to deliver fast, accurate accounting to millions of customers. They're buying software capable of storing and analyzing vast amounts of company, economic, and customer data. And they're using networks to quickly inform and educate their work forces. We don't know which firms or which sectors are going to come out on top at this point, but we do suspect that this trend will lead to earnings growth -- and therefore investment opportunities -- down the road.


Ultra Investors schedule of investments begins on page 31.



                                 [company logo]

--------------------------------------------------------------------------------
VISTA INVESTORS

--------------------------------------------------------------------------------
MANAGEMENT Q & A

    A discussion with Glenn Fogle, a portfolio manager on the Vista Investors management team.

Q. HOW DID VISTA INVESTORS PERFORM OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 1995?

A. Vista Investors enjoyed an outstanding gain over the past year. Its 44.20% gain outpaced both the S&P 500's 26.36% return and the NASDAQ Composite Index's 33.26% return.

Q.  WHAT FACTORS CONTRIBUTED MOST TO THE FUND'S SUCCESS?

A. Vista's heavy weighting in a variety of technology firms helped returns considerably. It was also important that the fund held a few of the larger, better-known stocks in the technology field. While nearly all technology stocks did well over the period, many of the best performing issues were larger firms that are fairly well-known to investors. For example, top holding LSI Logic, which is an integrated circuit manufacturer with more than $5.5 billion in stock outstanding, climbed 120% during the year.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (as of October 31, 1995)

                           VISTA INVESTORS      S&P 500 Index      NASDAQ

     6 Months                   33.08%             14.40%          22.76%
     1 Year                     44.20%             26.36%          33.26%
     5 Year                     25.39%             17.22%          25.72%
    10 Year                     18.38%             15.44%          13.48%

--------------------------------------------------------------------------------
[mountain graph.  graph data described below]

$10,000 OVER A 10-YEAR PERIOD (as of October 31, 1995)

VALUE ON 10/31/95:    $54,033     VISTA
-----------------     $42,017     S & P 500
                      $35,416     NASDAQ

$10,000 lump sum investment on 10/31/85

                       VISTA                         S & P                          NASDAQ
              -----------------------       ------------------------       ------------------------
  DATE        ACCT VALUE   CUM RETURN       ACCT VALUE    CUM RETURN       ACCT VALUE    CUM RETURN
--------      ----------   ----------       ----------    ----------       ----------    ----------
10/31/85       $10,000          --            $10,000          --           $10,000            --
10/31/86       $14,701       47.01%           $13,315       33.15%          $12,332         23.32%
10/31/87       $13,568       35.68%           $14,159       41.59%          $11,051         10.51%
10/31/88       $15,116       51.16%           $16,259       62.59%          $13,074         30.74%
10/31/89       $22,401      124.01%           $20,531      105.31%          $15,575         55.75%
10/31/90       $17,432       74.32%           $18,988       89.88%          $11,275         12.75%
10/31/91       $29,229      192.29%           $25,348      153.48%          $18,561         85.61%
10/31/92       $30,561      205.61%           $27,865      178.65%          $20,687        106.87%
10/31/93       $35,975      259.75%           $32,014      220.14%          $26,638        166.38%
10/31/94       $37,471      274.71%           $33,252      232.52%          $26,577        165.77%
10/31/95       $54,033      440.33%           $42,017      320.17%          $35,416        254.16%

Past performance is not predictive of future performance.
Source: Lipper Analytical Services, Inc.
--------------------------------------------------------------------------------

                                      QUICK
                                      FUND
                                      FACTS

                                ----------------
                                      VISTA
                                    INVESTORS
                                ----------------

                                    STRATEGY:
                    Aggressively seeks growth by investing in
                               fast-growing small
                           and medium-sized companies.


                                 INCEPTION DATE:
                                November 25, 1983

                                      SIZE:
                                  $1.68 billion
                            (as of October 31, 1995)

                              INVESTMENT APPROACH:
                                Aggressive Growth

                                ----------------

                                                                October 31, 1995
--------------------------------------------------------------------------------
VISTA INVESTORS


Q. THE FUND HAS A HEAVY WEIGHTING--MORE THAN 50% OF ASSETS--IN TECHNOLOGY STOCKS. WHY IS THIS CONCENTRATION SO HIGH?

A. It's important to remember that while technology sounds like a single sector, it actually incorporates many types of businesses. Macromedia develops software tools for interactive multimedia applications. Pairgain Technologies, on the other hand, creates equipment designed to improve the performance of copper telephone wires. Although these two firms have very different businesses, both are considered "technology" companies. These firms have another thing in common; there is a global demand for their products. This is true, in general, of the technology firms we have owned. We don't own technology-related stocks merely because we like the technology sector. We own these stocks because they currently boast the fastest earnings growth available in the market. Those earnings are driven by high demand for technology-related products. And the demand for electronic equipment and software isn't likely to disappear overnight.

TOP TEN HOLDINGS* (as of October 31, 1995)
--------------------------------------------------------------------------------
*The composition of the portfolio may change over time.

                                                 % of fund's
                                              investments in
                               % of fund       these stocks
                              investments      12 months ago
LSI Logic Corp.                  5.2%              4.3%
Maxim Integrated Products, Inc.  4.7%              3.9%
KLA Instruments Corp.            4.1%              6.0%
Macromedia, Inc.                 3.9%               --
STERIS Corp.                     3.0%              1.4%
Sunglass Hut International, Inc. 2.9%               --
Atmel Corp.                      2.8%              4.1%
Foundation Health Corp.          2.8%               --
Seagate Technology               2.7%               --
HFS, Inc.                        2.7%               --

--------------------------------------------------------------------------------

Q.  HAVE TECHNOLOGY STOCKS BECOME TOO POPULAR, TOO FAST?

A. Technology stocks have climbed in price very quickly, and at some point the market may need to step back and digest these gains. But as long as the earnings for these companies continue to accelerate, we will continue to own them. As we look at the financial statements of the companies we own and the continuing demand for their products, we see no reason to believe that earnings will greatly disappoint us.


Q. Within the technology umbrella, you seem to have increased Vista's software position the most. Why?

A. There are some interesting stories right now in the software field. The software industry is booming as businesses and individuals strive to take advantage of computing to lower their costs or improve the quality of their work. HBO & Company, for example, has developed software that hospitals and health facilities use to treat their patients more knowledgeably and efficiently.

--------------------------------------------------------------------------------
TOP FIVE INDUSTRIES (as of October 31, 1995)

                                                  % of fund's
                                                 investments in
                                   % of fund    these industries
                                   investments    12 months ago
Electrical & Electronic Components    18.7%           20.1%
Industrial Equipment & Machinery      16.7%           11.7%
Computer Software & Services          11.9%            3.8%
Business Services & Supplies           8.6%            4.1%
Healthcare                             6.8%           11.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VISTA INVESTORS

Q.  DO YOU CURRENTLY SEE ACCELERATING GROWTH IN ANY FIELD OTHER THAN TECHNOLOGY?

A. Technology-related businesses are doing best, but there are opportunities in other areas. The healthcare field, for example, is doing much better now than it was six months ago. The government's efforts to reform the industry hurt the stock performance of many health-related companies, but meanwhile businesses have been delivering real earnings growth. Thermo Cardiosystems, for example, makes artificial hearts that may, in some cases, be a more successful alternative to an actual heart transplant. Demand for this product is growing quickly, and Thermo Cardiosystems' stock is benefiting from that.



Q.  IS THE FUND INTERESTED IN INTERNATIONAL STOCKS RIGHT NOW?

A. We have a small percentage of assets (5.4%) in international stocks right now, and we are not actively trying to increase that. We haven't had any trouble finding domestic stocks that meet our criteria, and we don't feel that we would necessarily improve this fund's performance by investing heavily overseas.

--------------------------------------------------------------------------------

INVESTMENTS BY COUNTRY
expressed as a percentage of total value of investments

                 % of fund
                 investments
Canada              3.1%
Netherlands         2.3%
United States      94.6%
                -----------
                  100.0%
                ===========

Vista Investors schedule of investments begins on page 33.




                                 [company logo]

                                                                October 31, 1995
--------------------------------------------------------------------------------
GIFTRUST INVESTORS

--------------------------------------------------------------------------------
MANAGEMENT Q & A

    A discussion with Glenn Fogle, a portfolio manager on the Giftrust Investors management team.

Q.  HOW HAS GIFTRUST INVESTORS PERFORMED OVER THE PERIOD?

A. Giftrust has achieved a total return of 32.52% over the past year, compared with a 26.36% total return for the S&P 500 and a 33.26% gain for the NASDAQ Composite Index.

Q. GIFTRUST HAS A LARGE WEIGHTING IN TECHNOLOGY STOCKS, ESPECIALLY SOFTWARE STOCKS. WHY?

A. We have seen a number of new opportunities in the software field. It's interesting to note, too, that the software stocks we have chosen operate in highly diverse fields. One of the fund's holdings, Hummingbird Communications, produces software that helps connect large mainframe databases and individual personal computer terminals more efficiently.
    Another, ArcSys, provides   [continued on the next page]

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (as of October 31, 1995)

                     GIFTRUST INVESTORS        S&P 500 Index         NASDAQ

     6 Months               23.16%                14.40%             22.76%
     1 Year                 32.52%                26.36%             33.26%
     5 Year                 37.11%                17.22%             25.72%
    10 Year                 25.29%                15.44%             13.48%
--------------------------------------------------------------------------------
[mountain graph.  graph data described below]

$10,000 OVER A 10-YEAR PERIOD (as of October 31, 1995)

VALUE ON 10/31/95:      $95,335     GIFTRUST
-----------------       $42,017     S & P 500
                        $35,416     NASDAQ

$10,000 lump sum investment on 10/31/85

                       GIFTRUST                        S & P                            NASDAQ
             -------------------------       -------------------------         -------------------------
  DATE       ACCT VALUE     CUM RETURN       ACCT VALUE     CUM RETURN         ACCT VALUE     CUM RETURN
--------     ----------     ----------       ----------     ----------         ----------     ----------
10/31/85      $10,000            --            $10,000            --           $10,000             --
10/31/86      $14,669         46.69%           $13,315         33.15%          $12,332          23.32%
10/31/87      $14,080         40.80%           $14,159         41.59%          $11,051          10.51%
10/31/88      $16,373         63.73%           $16,259         62.59%          $13,074          30.74%
10/31/89      $24,531        145.31%           $20,531        105.31%          $15,575          55.75%
10/31/90      $19,677         96.77%           $18,988         89.88%          $11,275          12.75%
10/31/91      $35,233        252.33%           $25,348        153.48%          $18,561          85.61%
10/31/92      $38,872        288.72%           $27,865        178.65%          $20,687         106.87%
10/31/93      $60,582        505.82%           $32,014        220.14%          $26,638         166.38%
10/31/94      $71,942        619.42%           $33,252        232.52%          $26,577         165.77%
10/31/95      $95,335        853.35%           $42,017        320.17%          $35,416         254.16%

Past performance is not predictive of future performance.
Source: Lipper Analytical Services, Inc.

--------------------------------------------------------------------------------

                                      QUICK
                                      FUND
                                      FACTS

                                ----------------
                                    GIFTRUST
                                    INVESTORS
                                ----------------

                                    STRATEGY:
                     Aggressively seeks growth by investing
                                 in fast-growing
                               smaller companies.


                                 INCEPTION DATE:
                                November 25, 1983

                                      SIZE:
                                  $561 million
                            (as of October 31, 1995)

                              INVESTMENT APPROACH:
                                Aggressive Growth
                                ----------------

--------------------------------------------------------------------------------
GIFTRUST INVESTORS

    software used to design computer chips. A third, CBT Group, creates computer-based training programs. Each of these firms has a very different customer base. It is hard to imagine a single event that could hurt each of these businesses equally. We aren't investing in technology stocks simply because we like technology as a sector, but because there are so many individual firms that are finding new ways to do things better, faster and less expensively. And these firms are being rewarded with the kind of remarkable customer demand that drives up earnings.


Q.  DID GIFTRUST INVEST IN ANY COMPANIES ON THEIR INITIAL PUBLIC OFFERINGS
    (IPOS)?

A. Because investor demand for common stocks over the period was so high, many successful private businesses decided it was a good time to offer stock to the public. We found several exciting opportunities among these offerings. These holdings contributed a great deal to the performance of the fund. Security Dynamics, for example, creates computer database protection products popular among U.S. and foreign corporations. The stock had a very successful public offering and has continued to perform well.


Q.  HOW DOES THE FUND CHOOSE IPOS?

A. We focus on finding businesses that already have a vibrant, successful record which we believe will persist. We tend to use an IPO as a starting point for buying shares of a company, and we generally continue to add to our positions after the offering. Some investors are known to "flip" IPOs -- that is, buy offerings they believe will make a rapid gain in the first day of trading, and then sell them almost immediately. We do not buy IPOs with the intention of flipping them. We would prefer to own companies that we believe can make a meaningful contribution to fund performance over time. In Security Dynamics' case, for example, the gains the stock made on its first day of trading were only the tip of a larger iceberg.

TOP TEN HOLDINGS* (as of October 31, 1995)
--------------------------------------------------------------------------------
*The composition of the portfolio may change over time.

                                              % of fund's
                                            investments in
                              % of fund      these stocks
                              investments    12 months ago
Tencor Instruments               3.6%            4.2%
Security Dynamics
   Technologies Inc.             3.2%             --
Ultratech Stepper, Inc.          3.2%            3.2%
Robotic Vision Systems, Inc.     2.8%             --
Hummingbird Communications Ltd.  2.7%             --
Shiva Corp.                      2.7%             --
Cyberoptics Corporation          2.5%             --
Asyst Technologies, Inc.         2.5%             --
Atmel Corp.                      2.4%            3.2%
Pinnacle Systems, Inc.           2.4%             --

--------------------------------------------------------------------------------

Q. IN THE PAST, GIFTRUST HAS GENERALLY HELD THE SMALLEST COMPANIES OF ANY TWENTIETH CENTURY EQUITY FUND. WILL THAT CONTINUE TO BE TRUE IN THE FUTURE?

A. While Giftrust will continue to hold a number of small companies, investors may also find more larger and better-known names in the fund's port-

                                                                October 31, 1995
--------------------------------------------------------------------------------
GIFTRUST INVESTORS

    folio going forward. There are a few reasons for that. Giftrust has never actually been restricted to small stocks, but it has generally held them because of its modest asset base. Now that the fund has grown to $561 million in assets, it has become impractical to keep it fully invested in very small stocks, so we are selectively buying some middle- and large-sized stocks that we believe have the same earnings-acceleration characteristics we look for in the small stocks we own.

Q.  ARE THERE MANY STOCKS THAT MEET THIS DESCRIPTION?

A. In the current market there are. For example, Applied Materials is a market leader in semiconductor manufacturing equipment, with more than $8 billion in stock outstanding. Its innovative tools are so popular that the firm has been one of the fastest-growing companies in Giftrust's portfolio.

--------------------------------------------------------------------------------
TOP FIVE INDUSTRIES (as of October 31, 1995)

                                              % of fund's
                                             investments in
                              % of fund     these industries
                              investments    12 months ago
Computer Software & Services     20.3%            10.4%
Industrial Equipment
    & Machinery                  19.4%            14.8%
Electrical
    & Electronic Components      13.3%            14.2%
Computer Peripherals             11.2%             8.6%
Control & Measurement             6.3%             3.8%

--------------------------------------------------------------------------------

Q.  WHAT MIGHT THIS SHIFT TO SOME LARGER COMPANIES MEAN TO FUND PERFORMANCE?

A. Because we continue to demand exacting growth-acceleration characteristics in the fund's holdings, we do not expect the fund's performance profile to change greatly. In fact, we are enthusiastic about providing Giftrust greater flexibility. For example, Giftrust's performance over the past year could have been even higher if we had included some of the fast-growing larger companies available in the market. Because of their high visibility and powerful competitive position, some of these larger firms posted the most exciting stock-price gains.

Q.  WHAT IS YOUR APPROACH TO INTERNATIONAL INVESTING CURRENTLY?

A. About 7% of fund assets are in international stocks right now. We see many opportunities overseas, but they are not necessarily any more attractive to us currently than our domestic stock choices. We are waiting to find foreign companies that offer better earnings acceleration than our domestic portfolio before we invest more heavily.

--------------------------------------------------------------------------------
INVESTMENTS BY COUNTRY
expressed as a percentage of
total value of investments
--------------------------------------------------------------------------------

                 % of fund
                 investments
Australia           1.0%
Canada              3.8%
Hong Kong           1.0%
Ireland             1.5%
United States      92.7%
                ---------
                  100.0%
                =========

Giftrust Investors schedule of investments begins on page 35.




                                 [company logo]

--------------------------------------------------------------------------------
BALANCED INVESTORS

--------------------------------------------------------------------------------
MANAGEMENT Q & A

    A discussion with Chuck Duboc, a portfolio manager on the Balanced Investors management team.

Q.  HOW DID BALANCED INVESTORS PERFORM OVER THE ONE-YEAR PERIOD?

A. The prior-year period was highly beneficial for Balanced. Its performance was aided by a solid bond market rally, which stemmed from a period of sharply declining interest rates and by a bull market in the fast-growing stocks that Balanced favors. Balanced achieved a 16.36% return, as compared with a 26.36% return for its benchmark, the S&P 500. In making comparisons with the S&P stock index, it is important to note that Balanced maintains about a 40% position in moderate-performing bonds, while the index has no bonds.

Q.  WHY IS THE S&P 500 THE BENCHMARK FOR THE FUND?

A. The S&P is a suitable benchmark for the equity portion of the fund. The fact that Balanced maintains a bond component will make it perform differ- [continued on the next page]

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (as of October 31, 1995)

                         BALANCED INVESTORS             S&P 500 Index

   6 Months                   11.43%                       14.40%
   1 Year                     16.36%                       26.36%
   5 Year                     13.51%                       17.22%
   Inception                  11.95%                       14.23%
--------------------------------------------------------------------------------
[mountain graph.  graph data described below]

$10,000 OVER LIFE OF FUND (as of October 31, 1995)

VALUE ON 10/31/95:    $22,118    BALANCED
-----------------     $25,484    S & P 500


$10,000 lump sum investment on 10/20/88

                       BALANCED                         S & P
              -------------------------      -------------------------
  DATE        ACCT VALUE     CUM RETURN      ACCT VALUE     CUM RETURN
--------      ----------     ----------      ----------     ----------
10/20/88       $10,000                         $10,000
10/31/88        $9,912         -0.88%           $9,862         -1.38%
10/31/89       $11,989         19.89%          $12,453         24.53%
10/31/90       $11,736         17.36%          $11,516         15.16%
10/31/91       $16,775         67.75%          $15,374         53.74%
10/31/92       $16,882         68.82%          $16,901         69.01%
10/31/93       $19,186         91.86%          $19,417         94.17%
10/31/94       $19,008         90.08%          $20,168        101.68%
10/31/95       $22,118        121.18%          $25,484        154.84%


Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

                                      QUICK
                                      FUND
                                      FACTS
                                ----------------
                                    BALANCED
                                    INVESTORS
                                ----------------

                                    STRATEGY:
                           A mix of growth stocks and
                     intermediate bonds, with approximately
                            60% allocated to stocks.

                                 INCEPTION DATE:
                                October 20, 1988

                                      SIZE:
                                  $816 million
                            (as of October 31, 1995)

                              INVESTMENT APPROACH:
                               Conservative Growth
                                ----------------

                                                                October 31, 1995
--------------------------------------------------------------------------------
BALANCED INVESTORS

    ently from any equity-only index. Still, comparing the fund to the S&P 500 allows investors to see how the bond portion of the fund moderates fund volatility over time. Balanced will likely not go up as much when the equity markets soar, but its more stable bonds should help limit losses when the equity markets stumble.


Q.  HOW DID THE STOCK PORTION OF THE PORTFOLIO PERFORM?

A. The fund's stock holdings returned 18.67% over the period. While the large stocks Balanced owned did not soar as high as many mid-sized firms, the fund nonetheless owned a number of big-name success stories, such as Micron Technology, which more than tripled over the course of the year. Technology firms led the way for Balanced, as they did for many funds over the period. But the fund also held some healthcare and financial services stocks that contributed to performance.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS* (as of October 31, 1995)
--------------------------------------------------------------------------------
*The composition of the portfolio may change over time.

                                          % of fund's equity
                             % of fund's    investments in
                                equity      these stocks
                              investments   12 months ago
Hewlett-Packard Co.              3.7%          2.0%
International Business
   Machines Corp.                3.7%          4.4%
Compaq Computer Corp.            3.2%          3.2%
Vodafone Group Plc ADR           3.1%          3.0%
Texas Instruments Inc.           3.0%           --
Intuit Inc.                      2.6%           --
Foundation Health Corp.          2.5%           --
Columbia/HCA Healthcare Corp.    2.4%          2.6%
Tele-Communications, Inc.        2.4%           --
Amgen Inc.                       2.3%          2.3%
--------------------------------------------------------------------------------

Q.  HOW DO YOU CHOOSE THE STOCKS FOR THE PORTFOLIO?

A. In the equity portion of Balanced, we try to compile some of the best ideas from other Twentieth Century funds, usually Growth, Select, and Ultra. As a result, Balanced will often hold a number of large, well-established firms (the influence of Growth and Select). Many of the portfolio's top-10 stocks should be familiar names to most investors. But we also add in some faster-growing companies (generally from Ultra) to boost the fund's overall performance potential.


Q.  HOW DO YOU CHOOSE THE BONDS FOR THE FIXED INCOME PORTION OF THE PORTFOLIO?

A. We manage the bond portion of the portfolio in a very neutral manner. In other words, because we use bonds to smooth out the volatility of our stock holdings, we look for bonds that are relatively stable performers themselves. We may own bonds of any investment-grade quality, but we usually prefer higher-rated bonds. Currently, for example, more than one-third of the bond portfolio is in bonds rated AAA, the highest credit rating available. We take a similarly restrained view toward interest rates. The fund's average portfolio maturity is a modest 5.4 years. In general, we choose bonds we think will perform like Treasury notes with five-year maturities.

BALANCED INVESTORS

Q.  HOW DID THE BOND PORTION OF THE PORTFOLIO PERFORM?

A. While 1994 was a poor year for bonds, 1995 has been very good. Declining interest rates aided aggressive, long-term bonds the most, but there was also a solid rally among five-year Treasuries, especially over the past six months, which spelled good news for fund performance. The bond portion of the portfolio provided a total return of 12.61% for the year.

Q.  DOES BALANCED HAVE ANY INTERNATIONAL STOCKS?

A. About 10% of the fund's equity portion is invested in international stocks. Most of this, about 3.3% of the equity stake, is invested in Japan. Japan has suffered through several years of poor economic conditions and a weak equity market. But some of the more resourceful Japanese firms are discovering ways to overcome these challenges. We believe many earnings acceleration opportunities are opening up in Japan.

INVESTMENTS BY COUNTRY
expressed as a percentage of total value of investments
-----------------------------

                 % of fund
                 investments
Canada              1.7%
Germany             1.2%
Hong Kong           0.4%
Japan               3.3%
Mexico              0.4%
Sweden              1.1%
United Kingdom      2.4%
United States      89.5%
                  ------
                  100.0%
                  ======

--------------------------------------------------------------------------------
QUALITY DIVERSIFICATION (as of October 31, 1995)
------------------------------------------------

        (Moody's ratings)% of fixed income investments

               AAA               36.2%
               AA                22.4%
                A                33.8%
               BBB                7.6%
                                ------
                                100.0%

AVERAGE PORTFOLIO MATURITIES (as of October 31, 1995)
-----------------------------------------------------

              Years               5.4

Average years to maturity indicates the average time until the principal on the Fund's bonds is expected to be repaid, weighted by dollar amount.

DURATION (as of October 31, 1995)
---------------------------------

              Years               4.1

Duration is a measure of the sensitivity of a portfolio to changes in interest rates. As the duration of a fund increases, the impact of a change in interest rates on the value of its portfolio also increases.
--------------------------------------------------------------------------------
TOP FIVE INDUSTRIES (as of October 31, 1995)
--------------------------------------------------------------------------------

                                               % of fund's equity
                                 % of fund's      investments in
                                   equity        these industries
                                 investments      12 months ago
Computer Systems                    11.2%              9.7%
Computer Software & Services        10.3%             10.6%
Electrical & Electronic Components  10.1%              1.7%
Communications Services              7.2%              9.4%
Communications Equipment             6.3%              5.3%

--------------------------------------------------------------------------------
Balanced Investors schedule of investments begins on page 36.



                                 [company logo]

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS October 31, 1995


SELECT INVESTORS
--------------------------------------------------------------------------------
                                                Value
Shares                                    ($ In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE -- 4.7%
    497,600   AlliedSignal, Inc.        $      21,148
  1,000,000   Lockheed Martin Corp.            68,125
    600,000   Textron Inc.                     41,250
    654,200   United Technologies Corp.        58,060
                                              -------
                                              188,583
                                              -------
AIRLINES -- 1.7%
  1,050,000   Delta Air Lines, Inc.            68,906
                                              -------
AUTOMOBILES & AUTO PARTS -- 0.7%
  4,250,000   Nissan Motor
              Company ORD                      28,681
                                              -------
BANKING -- 2.1%
    600,000   BankAmerica Corp.                34,500
  1,202,900   Bank of New York
                 Co., Inc.                     50,522
                                              -------
                                               85,022
                                              -------
BROADCASTING -- 0.9%
  1,050,000   Grupo Televisa ADR               17,981
  1,350,000   Tokyo Broadcasting
                 System ORD                    19,805
                                              -------
                                               37,786
                                              -------
CHEMICALS & RESINS -- 2.8%
  5,500,000   Cookson Group Plc ORD            25,486
    600,000   du Pont (E.I.)
                 de Nemours & Co.              37,425
  1,200,000   Veba AG ORD                      49,235
                                              -------
                                              112,146
                                              -------
COMMUNICATIONS EQUIPMENT -- 1.7%
    700,000   DSC Communications Corp.1        25,944
    650,000   Motorola, Inc.                   42,656
                                              -------
                                               68,600
                                              -------
COMMUNICATIONS SERVICES -- 3.3%
    650,000   Compania De Telefonia
                 Espana SA ADR                 24,456
  2,250,000   MCI Communications Corp.         56,109
 19,000,000   Societa Finanziaria
                 Telefonica p.a. ORD           53,936
                                              -------
                                              134,501
                                              -------
COMPUTER PERIPHERALS -- 0.7%
    350,000   Cisco Systems Inc.1              27,147
                                              -------
COMPUTER SOFTWARE & SERVICES-- 6.0%
  1,150,000   Autodesk Inc.++                  38,884
  1,387,402   First Data Corp.                 91,742
  1,110,900   General Motors
                Corp. Cl "E"                   52,351
    570,000   Microsoft Corp.1                 57,036
                                              -------
                                              240,013
                                              -------
COMPUTER SYSTEMS -- 7.9%
  2,300,000   Fujitsu Limited ORD              27,444
  1,350,000   Hewlett-Packard Co.             125,044
  1,700,000   International Business
                 Machines Corp.               165,325
                                              -------
                                              317,813
                                              -------
CONSTRUCTION -- 1.1%
    800,000   Fluor Corp.                      45,200
                                              -------
DIVERSIFIED COMPANIES -- 2.6%
    200,000   ITT Corp.                        24,500
  1,300,000   Tyco International, Ltd.         78,975
                                              -------
                                              103,475
                                              -------
ELECTRICAL & ELECTRONIC
COMPONENTS -- 14.4%
     46,600   Asea "A" Shares ORD               4,674
    573,400   Asea "B" Shares ORD              56,644
  2,200,000   Intel Corp.                     153,862
    800,000   Kyocera Corp. ORD                65,568
  1,429,100   Micron Technology, Inc.++       100,930
    120,000   Siemens AG ORD                   62,875
    533,400   Sony Corp. ORD                   23,998
  1,650,000   Texas Instruments Inc.++        112,612
                                              -------
                                              581,163
                                              -------
ENERGY (PRODUCTION
& MARKETING) -- 3.9%
  2,005,200   Apache Corp.                     51,133
    189,625   British Petroleum
                 Co. p.l.c. ADR                16,734
    502,600   Kerr-McGee Corp.                 27,706
    600,000   Texaco Inc.                      40,875
  1,150,000   Union Texas
                 Petroleum Holdings, Inc.      20,700
                                              -------
                                              157,148
                                              -------
ENERGY (SERVICES) -- 3.0%
  1,750,000   Halliburton Co.                  72,625
    750,000   Schlumberger Ltd.                46,688
                                              -------
                                              119,313
                                              -------
FINANCIAL SERVICES -- 5.5%
  1,750,000   Salomon, Inc.                    63,219


See Notes to Financial Statements

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (CONTINUED) October 31, 1995

SELECT INVESTORS (CONTINUED
--------------------------------------------------------------------------------
                                                Value
Shares/Principal Amount                   ($ In Thousands)
--------------------------------------------------------------------------------

    230,000   Schweizerischer ORD       $      94,319
  1,100,000   Student Loan Marketing
                 Association                   64,762
                                              -------
                                              222,300
                                              -------
FOOD & BEVERAGE -- 2.7%
  1,400,000   ConAgra, Inc.                    54,075
  1,550,000   Seagram Company,
                 Ltd. ORD                      55,800
                                              -------
                                              109,875
                                              -------
HEALTHCARE -- 3.5%
  1,150,000   Baxter International, Inc.       44,419
  1,400,000   Columbia/HCA
                 Healthcare Corp.              68,775
    550,000   United HealthCare Corp.          29,219
                                              -------
                                              142,413
                                              -------
INDUSTRIAL EQUIPMENT
& MACHINERY -- 2.4%
    600,000   Applied Materials, Inc.1++       30,113
  1,900,000   Dresser Industries, Inc.         39,425
    760,000   Ingersoll-Rand Co.               26,885
                                              -------
                                               96,423
                                              -------
INSURANCE -- 4.9%
    275,000   Chubb Corp. (The)                24,716
    662,000   Cigna Corp.                      65,621
    415,000   General Re Corp.                 60,123
    700,000   Transamerica Corporation         47,425
                                              -------
                                              197,885
                                              -------
METALS & MINING -- 0.9%
  1,000,000   Inco Ltd. ADR                    34,375
                                              -------
OFFICE EQUIPMENT -- 2.6%
    800,000   Xerox Corp.                     103,800
                                              -------
PAPER & FOREST PRODUCTS -- 1.0%
    575,000   Champion International Corp.     30,762
    313,000   Rayonier Inc.                    11,738
                                              -------
                                               42,500
                                              -------
PHARMACEUTICALS -- 6.7%
  2,473,400   Ivax Corp.                       56,270
    875,000   Pfizer, Inc.                     50,203
  1,250,000   Smithkline Beecham
                 Plc ADR                       64,844
  2,500,000   Teva Pharmaceuticals
                 Industries Ltd. ADR           98,125
                                              -------
                                              269,442
                                              -------
RETAIL (APPAREL) -- 2.3%
  2,000,000   Limited, Inc. (The)              36,750
  1,000,000   NIKE, Inc.                       56,750
                                              -------
                                               93,500
                                              -------
RETAIL (GENERAL MERCHANDISE) -- 2.8%
    850,000   Dillard Department
                 Stores, Inc.                  23,056
    800,000   Federated Department
                  Stores, Inc.1                20,300
    750,000   May Department
                  Stores Co. (The)             29,438
  1,200,000   Sears, Roebuck & Co.             40,800
                                              -------
                                              113,594
                                              -------
MISCELLANEOUS -- 2.8%
    400,000   Asatsu ORD                       13,810
    300,000   Burlington Northern, Inc.1       25,162
    757,700   Mallinckrodt Group Inc.          26,330
  1,400,000   Newell Co.                       33,775
  2,500,000   Tokyu Corp. ORD                  15,918
                                              -------
                                              114,995
                                              -------

TOTAL COMMON STOCKS-- 95.6%                 3,856,599
   (Cost $3,322,086)                        ---------

CONVERTIBLE PREFERRED STOCKS

FINANCIAL SERVICES -- 0.8%
    950,000   Time Warner Financing
                 Trust PERCS $1.24
     (Cost $ 30,931)                           30,400
                                              -------
TEMPORARY CASH INVESTMENTS

   $ 40,000 par value FHLMC Discount
     Note, 5.69%, 12-31-95                     39,685

   $ 50,000 par value FNMA Discount
     Note, 5.57%, 11-3-95                      49,985

   Repurchase Agreement (Goldman
     Sachs & Co., Inc.), 5.75%, due 11-1-95;
     collateralized by $735 par value
     U.S. Treasury Bonds,
     13.375%, due 8-15-01
     (Delivery value $ 1,000)                   1,000

   56,100,000 Units of Participation
     in Provident Institutional Funds
     (TempCash Portfolio)                      56,100
                                              -------

TOTAL TEMPORARY CASH INVESTMENTS -- 3.6%      146,770
   (Cost $146,773)                            -------

TOTAL INVESTMENT SECURITIES-- 100.0%     $  4,033,769
   (Cost $3,499,790)                        =========


See Notes to Financial Statements

HERITAGE INVESTORS
--------------------------------------------------------------------------------
                                                Value
Shares                                    ($ In Thousands)
--------------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE -- 1.2%
    200,000   Sundstrand Corporation$          12,250
                                              -------
AUTOMOBILES & AUTO PARTS -- 0.8%
    300,000   NGK Spark Plug Co.
                 Ltd. ORD                       4,108
    125,000   Superior Industries
                 International, Inc.            3,516
                                              -------
                                                7,624
                                              -------
BANKING -- 1.8%
    240,000   First of America Bank Corp.      10,230
    200,000   State Street Boston Corp.         7,775
                                              -------
                                               18,005
                                              -------
BROADCASTING -- 2.9%
    950,000   Comcast Corp.                    16,922
    550,000   Tele-Communications
                 International, Inc.1          12,444
                                              -------
                                               29,366
                                              -------
BUSINESS SERVICES & SUPPLIES-- 3.9%
    100,000   Alco Standard Corp.               8,850
    375,000   National Data Corp.               9,937
    235,000   Norrell Corp.                     7,197
    300,000   Paychex, Inc.                    13,069
                                              -------
                                               39,053
                                              -------
COMMUNICATIONS EQUIPMENT -- 6.4%
    550,000   Allen Group Inc. (The)           13,475
    450,000   ECI Telecom Ltd. ADR1             8,578
    700,000   Ericsson (L.M.)
                 Telephone Co. ADR             15,006
    300,000   First Chicago Nextel Decs         5,288
    300,000   Nera AS ADR1                     10,594
    200,000   Nokia Corp. ADR                  11,150
                                              -------
                                               64,091
                                              -------
COMPUTER PERIPHERALS -- 2.0%
     50,000   Bay Networks, Inc.1++             3,319
    160,000   Cirrus Logic, Inc.1++             6,730
    125,000   Madge Networks N.V.1              5,234
    280,000   National Computer
                 Systems, Inc.                  5,250
                                              -------
                                               20,533
                                              -------
COMPUTER SOFTWARE & SERVICES -- 7.5%
    166,000   Analysts International Corp.      4,918
    325,000   Autodesk Inc.++                  10,989
    350,000   HBO & Co.                        24,719
    300,000   Mentor Graphics Corp.1            6,338
    160,000   Progress Software Corp.1         10,420
    200,000   Sybase, Inc.1++                   7,862
    325,000   System Software
                 Associates, Inc.              10,055
                                              -------
                                               75,301
                                              -------
CONTROL & MEASUREMENT -- 6.1%
    400,000   LTX Corporation1                  4,900
    485,000   Perkin-Elmer Corp.               17,036
    400,000   Tektronix, Inc.                  23,700
    315,000   Varian Associates, Inc.          16,183
                                              -------
                                               61,819
                                              -------
ELECTRICAL & ELECTRONIC
COMPONENTS -- 17.0%
    480,000   AVX Technology                   14,940
    310,000   Advantest Corporation ORD        17,585
    300,000   Alps Electric Co., Ltd. ORD       3,081
    225,000   BMC Industries, Inc.              8,691
    400,000   Belden Inc.                       9,650
    186,800   Cohu, Inc.                        5,767
    450,000   Dallas Semiconductor Corp.        9,562
    285,000   Hoya Corp. ORD                    8,362
    130,000   Lattice Semiconductor Corp.1      5,086
    450,000   Linear Technology Corp.          19,744
    290,000   Micron Technology, Inc.++        20,481
    375,000   Omron Corporation ORD             8,766
    340,000   Park Electrochemical Corp.       10,625
    400,000   Pioneer Standard Electronics, Inc.5,475
    200,000   SCI Systems, Inc.1                7,050
    600,000   Tokin Corporation ORD             9,272
    425,000   Yamaha Corp. ORD                  6,775
                                              -------
                                              170,912
                                              -------
ENERGY (PRODUCTION & MARKETING) -- 3.1%
     95,000   Anadarko Petroleum Corp.          4,121
    400,000   Sonat Offshore Drilling, Inc.    12,700
    550,000   Tidewater, Inc.                  14,506
                                              -------
                                               31,327
                                              -------
FINANCIAL SERVICES -- 5.5%
    250,000   Daiwa Securities Co.,
                 Ltd. ORD                       2,934
    190,000   Franklin Resources, Inc.          9,642
    300,000   Invesco PLC ADR                  11,475
    150,000   Kokusai Securities Co.,
                 Ltd. ORD                       1,878
    230,000   Legg Mason, Inc.                  6,612


See Notes to Financial Statements

SCHEDULES OF INVESTMENTS (CONTINUED) October 31, 1995

--------------------------------------------------------------------------------
                                                Value
Shares                                    ($ In Thousands)
--------------------------------------------------------------------------------

    500,000   Lehman Brothers
                 Holding, Inc.         $       10,875
    350,000   Mitsubishi Trust
                 & Banking Corp. ORD            4,895
    350,000   North America
                 Mortgage Company               7,219
                                              -------
                                               55,530
                                              -------
FOOD & BEVERAGE -- 1.4%
    450,000   Hudson Foods, Inc.                6,356
    325,000   Richfood Holdings, Inc.           8,166
                                              -------
                                               14,522
                                              -------
HEALTHCARE -- 1.0%
    300,000   Manor Care, Inc.                  9,825
                                              -------
INDUSTRIAL EQUIPMENT & MACHINERY -- 6.4%
    250,000   Case Equipment Corp.              9,531
    200,000   Harnischfeger Industries, Inc.    6,300
     70,000   KLA Instruments Corp.1++          3,010
    260,000   Measurex Corp.                    7,995
    300,000   Precision Castparts Corp.        10,725
    230,000   Roper Industries, Inc.            8,165
    185,000   SMCCorp. ORD                     13,009
    375,000   Titan Wheel
                 International, Inc.            5,437
                                              -------
                                               64,172
                                              -------
INSURANCE -- 2.6%
     70,000   Loews Corp.                      10,264
    220,000   Sunamerica, Inc.                 13,695
     50,000   The PMI Group, Inc.               2,400
                                              -------
                                               26,359
                                              -------
LEISURE -- 2.4%
    100,000   Gaylord Entertainment Co.         2,575
    350,000   Jostens, Inc.                     7,919
    750,000   Konica Corp. ORD                  5,025
    150,000   La Quinta Inns, Inc.              3,862
    100,000   Sony Music
                 Entertainment ORD              4,284
                                              -------
                                               23,665
                                              -------
MEDICAL EQUIPMENT & SUPPLIES-- 6.6%
    390,000   Guidant Corp.                    12,480
    510,000   Invacare Corp.                   12,750
    950,000   Mentor Corp.                     21,138
    560,000   Omnicare, Inc.                   20,300
                                              -------
                                               66,668
                                              -------
PAPER & FOREST PRODUCTS -- 0.8%
    240,000   James River Corp. of Virginia     7,710
                                              -------
PHARMACEUTICALS -- 0.7%
    210,000   A.L. Pharma Inc.                  5,040
    100,000   Mylan Laboratories, Inc.          1,900
                                              -------
                                                6,940
                                              -------
PUBLISHING -- 1.0%
    350,000   New York Times Co. Cl A           9,712
                                              -------
RESTAURANTS -- 2.4%
    380,000   Apple South, Inc.                 7,885
    400,000   Applebee's International Inc.    11,175
    275,000   Wendy's International, Inc.       5,466
                                              -------
                                               24,526
                                              -------
RETAIL (APPAREL) -- 3.9%
    250,000   Aoki International ORD            5,501
    200,000   Gucci Group ADR1                  6,000
    350,000   Intimate Brands, Inc.1            5,862
    600,000   Liz Claiborne, Inc.              17,025
    190,000   Talbots, Inc.                     4,608
                                              -------
                                               38,996
                                              -------
RETAIL (GENERAL MERCHANDISE) -- 1.1%
    235,000   Dillard Department
                  Stores, Inc.                  6,374
    400,000   Shopko Stores, Inc.               4,300
                                              -------
                                               10,674
                                              -------
RETAIL (SPECIALTY) -- 3.6%
    500,000   Circuit City Stores, Inc.        16,688
    255,000   Fastenal Co.                      8,877
    200,000   Lowe's Companies, Inc.            5,400
    205,000   Staples, Inc.1                    5,484
                                              -------
                                               36,449
                                              -------
MISCELLANEOUS -- 0.6%
    100,000   Airborne Freight Corp.            2,625
    125,000   Century Telephone
                 Enterprises, Inc.              3,625
      6,000   International Imaging
                 Materials, Inc.1                 154
                                              -------
                                                6,404
                                              -------
TOTAL COMMON STOCKS-- 92.7%                   932,433
   (Cost $ 763,707)                           -------


See Notes to Financial Statements

--------------------------------------------------------------------------------
                                                Value
Shares/Principal Amount                   ($ In Thousands)
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS

COMPUTER SOFTWARE & SERVICES -- 1.9%
    125,000   SAP AG Preferred ORD      $      19,169
  (Cost $ 5,798)                              -------

CONVERTIBLE BONDS

ELECTRICAL & ELECTRONIC
COMPONENTS -- 0.9%
     $5,000   Integrated Device Technology
                 5.50%, 6-1-02                  4,775
      1,200   LSI Logic Corporation
                 5.50%, 3-15-01+                4,697
                                              -------
                                                9,472
                                              -------
PUBLISHING -- 0.9%
      9,000   Scholastic Corp.
                 5.00%, 8-15-05+                8,955
                                              -------

TOTAL CONVERTIBLE BONDS-- 1.8%                 18,427
   (Cost $18,867)                             -------

TEMPORARY CASH INVESTMENTS -- 3.6%

   Repurchase Agreement (Goldman
     Sachs & Co., Inc.), 5.75%, due 11-1-95;
     collateralized by $27,520 par value
     U.S. Treasury Bonds, 9.00% - 13.375%,
     due 8-15-01 through 11-15-18
     (Delivery value $36,206)                  36,200
    (Cost $36,200)                            -------


TOTAL INVESTMENT SECURITIES-- 100.0%      $ 1,006,229
   (Cost $824,572)                          =========


GROWTH INVESTORS
--------------------------------------------------------------------------------
                                                Value
Shares/Principal Amount                   ($ In Thousands)
--------------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE -- 3.2%
  1,450,000   Boeing Co.               $       95,156
    800,000   Loral Corp.                      23,700
    600,000   McDonnell-Douglas Corp.          49,050
                                              -------
                                              167,906
                                              -------
AIRLINES -- 0.4%
  1,049,900   Southwest Airlines Co.           20,998
                                              -------
AUTOMOBILES & AUTO PARTS -- 0.6%
  1,800,000   Honda Motor Co. Ltd. ORD         31,336
                                              -------
BANKING -- 4.5%
    300,000   Bankers Trust New York Corp. $   19,125
  1,500,000   Citicorp                         97,313
    880,000   Morgan (J.P.) & Co. Inc.         67,870
  1,000,000   Sumitomo Bank ORD                17,703
    150,000   Wells Fargo & Co.                31,519
                                              -------
                                              233,530
                                              -------
BIOTECHNOLOGY -- 0.9%
    550,000   Chiron Corp.1                    50,188
                                              -------
COMMUNICATIONS EQUIPMENT -- 7.6%
  2,000,000   ADC  Telecommunications,
                  Inc.1                        80,000
  4,000,000   Ericsson (L.M.)
                 Telephone Co. ADR             85,750
  1,280,300   Glenayre Technologies, Inc.1     82,739
  1,100,000   Motorola, Inc.                   72,188
  1,300,000   QUALCOMM Inc.1++                 50,131
  1,800,000   Tamura Electric Works ORD1++     27,463
                                              -------
                                              398,271
                                              -------
COMMUNICATIONS SERVICES -- 5.1%
  1,285,400   AT&T Corp.                       82,266
  1,165,200   AirTouch Communications1         33,208
  2,800,000   Nextel Communications Inc.1      39,025
  1,800,000   Vodafone Group Plc ADR           73,575
  1,175,000   Worldcom Inc.1                   38,481
                                              -------
                                              266,555
                                              -------
COMPUTER PERIPHERALS -- 7.1%
  1,551,800   Bay Networks, Inc.1++           103,001
  1,000,000   Cirrus Logic, Inc.1++            42,062
  2,340,000   Cisco Systems Inc.1             181,496
  4,750,000   Oki Electric Industries ORD1     43,995
                                              -------
                                              370,554
                                              -------
COMPUTER SOFTWARE & SERVICES-- 7.0%
    300,000   Cerner Corp.1                     7,725
    747,000   Computer Sciences Corp.1         49,956
    600,000   Filenet Corp.1++                 27,188
    250,000   First Data Corp.                 16,531
    855,000   Microsoft Corp.1                 85,553
    600,000   Oracle Systems Corp.1            26,213
  3,044,200   Sybase, Inc.1++                 119,675
  1,300,000   Symantec Corp.1                  31,606
                                              -------
                                              364,447
                                              -------
COMPUTER SYSTEMS -- 4.7%
  1,300,000   Compaq Computer Corp.1           72,475
  1,500,000   Fujitsu Limited ORD              17,898
  2,500,000   Hitachi Limited ORD              25,674
    800,000   International Business
                 Machines Corp.                77,800


See Notes to Financial Statements

SCHEDULES OF INVESTMENTS (CONTINUED) October 31, 1995

--------------------------------------------------------------------------------
                                                Value
Shares                                    ($ In Thousands)
--------------------------------------------------------------------------------

  3,700,000   NEC Corporation ORD $            48,853
                                              -------
                                              242,700
                                              -------
ELECTRICAL & ELECTRONIC
COMPONENTS -- 15.9%
    950,000   Cypress Semiconductor Corp.1++   33,488
  2,400,000   Intel Corp.                     167,850
    432,400   Kemet Corp.1                     14,810
    975,000   LSI Logic Corp.1++               45,947
  1,858,500   Linear Technology Corp.          81,542
    700,000   Matsushita Communications
                 Industrial Co., Ltd. ORD      15,746
  1,600,400   Micron Technology, Inc.++       113,028
  2,700,000   Mitsubishi Electric Corp. ORD    20,175
  1,500,000   Mitsumi Electric Co.,
                 Ltd ORD                       36,236
    100,000   Molex Inc.                        3,325
    825,000   Rohm Co., Ltd. ORD               50,108
  1,611,800   Texas Instruments Inc.++        110,005
  4,400,000   Toshiba Corporation ORD          31,888
    724,500   VLSI Technology, Inc.1           17,026
  1,900,000   Xilinx, Inc.1                    87,519
                                              -------
                                              828,693
                                              -------
FINANCIAL SERVICES -- 10.8%
    350,000   Alex Brown Inc.                  17,106
    500,000   American Express
                 Credit Corp.                  20,313
  1,200,200   Countrywide Credit
                 Industries, Inc.              26,554
  1,200,000   Dean Witter, Discover & Co.      59,700
    631,300   Donaldson, Lufkin
                 & Jenrette, Inc.1             18,781
    450,000   Federal Home Loan
                 Mortgage Corp.                31,163
    490,300   Federal National
                 Mortgage Association          51,420
    600,000   Mercury Finance Co.              11,550
  1,900,000   Merrill Lynch & Co., Inc.       105,450
    500,000   Mitsubishi Trust
                 & Banking Corp. ORD            6,993
    945,300   Morgan Stanley Group Inc.        82,241
  3,100,000   Nomura Securities Co. Ltd. ORD   56,697
  1,700,000   Schwab (Charles) Corp.           38,888
    700,000   Travelers Corp.                  35,350
                                              -------
                                              562,206
                                              -------
HEALTHCARE -- 0.5%
    300,000   Beverly Enterprises, Inc.1        3,525
    697,100   Health Care & Retirement Corp.1  20,477
                                              -------
                                               24,002
                                              -------
INDUSTRIAL EQUIPMENT
& MACHINERY -- 6.4%
  2,200,000   Applied Materials, Inc.1++$     110,412
    450,000   Lam Research Corp.1++            27,394
    125,000   Mannesmann AGORD                 41,116
  3,000,000   Nikon Corporation ORD            42,838
    900,000   Teradyne, Inc.1                  30,038
  1,900,000   Tokyo Electron Limited ORD       82,508
                                              -------
                                              334,306
                                              -------
LEISURE -- 4.4%
    819,600   Acclaim Entertainment, Inc.1     19,414
  2,000,000   Circus Circus Enterprises, Inc.1 53,250
    700,000   Electronic Arts, Inc.1           25,681
    712,500   Marriott International           26,273
  1,600,000   Mirage Resorts, Inc.1            52,400
    500,000   Nintendo Co., Ltd ORD            36,774
    300,000   Viacom Inc.1                     15,000
                                              -------
                                              228,792
                                              -------
MEDICAL EQUIPMENT & SUPPLIES-- 1.9%
  1,700,000   Medtronic, Inc.                  98,175
                                              -------
OFFICE EQUIPMENT -- 2.2%
  2,800,000   Canon Inc. ORD                   47,924
  1,500,000   Ricoh Co. Ltd ORD                16,138
  3,500,000   Sanyo Electric
                 Company Ltd. ORD              18,143
    250,000   Xerox Corp.                      32,437
                                              -------
                                              114,642
                                              -------
PAPER & FOREST PRODUCTS -- 1.3%
    500,000   Boise Cascade Corp.              18,125
    400,000   Champion
                 International Corp.           21,400
  1,250,000   Kimberly-Clark
                 De Mexico SA DE CV ORD        16,304
    700,000   Stone Container Corp.            11,550
                                              -------
                                               67,379
                                              -------
PHARMACEUTICALS -- 1.7%
  1,500,000   Merck & Co., Inc.                86,250
                                              -------

RESTAURANTS -- 0.8%
  1,000,000   Boston Chicken, Inc.1            33,812
    500,000   Buffets, Inc.1                    6,313
                                              -------
                                               40,125
                                              -------
RETAIL (APPAREL) -- 2.2%
  1,600,000   Aoyama Trading Co.,
                 Ltd. ORD                      43,190
    833,600   Gap, Inc.                        32,823
    500,000   Nautica Enterprises Inc.1        17,188


See Notes to Financial Statements

--------------------------------------------------------------------------------
                                                Value
Shares                                    ($ In Thousands)
--------------------------------------------------------------------------------

    450,000   Nine West Group Inc.1    $       20,025
                                              -------
                                              113,226
                                              -------
RETAIL (GENERAL MERCHANDISE) -- 2.0%
    350,200   Harcourt General Inc.            13,877
  1,800,000   Sears, Roebuck & Co.             61,200
  1,333,700   Wal-Mart Stores, Inc.            28,841
                                              -------
                                              103,918
                                              -------
RETAIL (SPECIALTY) -- 4.6%
    800,000   Autozone, Inc.1                  19,800
    500,000   Best Buy Co., Inc.1              10,375
    705,500   Borders Group, Inc.1             12,082
    350,000   CDW Computer
                 Centers, Inc.1                17,194
  1,800,000   Circuit City Stores, Inc.        60,075
    775,000   Lowe's Companies, Inc.           20,925
  1,300,000   Office Depot, Inc.1              37,213
  1,222,200   Tandy Corp.                      60,346
                                              -------
                                              238,010
                                              -------
MISCELLANEOUS -- 0.4%
    500,000   Thermo Electron Corp.1           23,000
                                              -------

TOTAL COMMON STOCKS-- 96.2%                 5,009,209
   (Cost $4,146,454)                        ---------

TEMPORARY CASH INVESTMENTS

   $104,000 par value FHLMC Discount Notes,
     5.55%-5.62%, 11-16-95 through 12-7-95    103,597

   $ 50,000 par value FNMA Discount Note,
     5.58%, 11-15-95                           49,892

   Repurchase Agreement (Boatmen's First
     National Bank), 4.75%, due 11-1-95;
     collateralized by $ 6,400 par value
     FNMA 6.05%, due 6-23-98
     (Delivery value $ 6,401)                   6,400

   Repurchase Agreement (Goldman Sachs
     & Co., Inc.), 5.75%, due 11-1-95;
     collateralized by $390 par value
     U.S. Treasury Bonds,
     8.75%, due 5-15-20
     (Delivery value $500)                        500

   37,300,000 Units of Participation
     in Provident Institutional Funds
     (TempCash Portfolio)                      37,300
                                              -------

TOTAL TEMPORARY CASH INVESTMENTS -- 3.8%      197,689
   (Cost $197,689)                            -------

TOTAL INVESTMENT SECURITIES-- 100.0%     $  5,206,898
   (Cost $4,344,143)                        =========


ULTRA INVESTORS
--------------------------------------------------------------------------------
                                                Value
Shares                                     ($ In Thousands)
--------------------------------------------------------------------------------

COMMON STOCKS

AIRLINES -- 0.3%
    300,000   Northwest Airlines Corp.1   $    12,056
    600,000   ValuJet Inc.1                    31,200
                                              -------
                                               43,256
                                              -------
BANKING -- 2.4%
  1,000,000   Bank of Boston Corp.             44,500
  1,200,000   Chemical Banking Corp.           68,250
  3,550,000   Citicorp                        230,306
                                              -------
                                              343,056
                                              -------
BIOTECHNOLOGY -- 4.5%
  7,850,000   Amgen Inc.1                     377,291
  2,325,000   Biogen Inc.1++                  142,987
  2,170,000   Genzyme Corp.1++                126,131
                                              -------
                                              646,409
                                              -------
BROADCASTING -- 0.8%
  1,000,000   British Sky Broadcasting
                 Group PLC ADR                 35,750
  1,200,000   Carlton Communications
                 Plc ORD                       18,295
    175,000   Clear Channel
                 Communications, Inc.1         14,350
  1,200,000   Infinity Broadcasting Corp.1     39,000
    100,000   Lin Television Corp.1             2,850
                                              -------
                                              110,245
                                              -------
COMMUNICATIONS EQUIPMENT -- 7.2%
  3,400,000   DSC Communications Corp.1       126,013
  1,200,000   Motorola, Inc.                   78,750
    865,000   Nokia Corp. ADR                  48,224
  1,600,000   Picturetel Corp.1++             105,400
  2,950,000   QUALCOMM Inc.1++                113,759
  2,400,000   StrataCom, Inc.1++              147,900
  1,000,000   Tamura Electric Works ORD1++     15,257
 14,000,000   Telcom Italia MobileORD1         23,599
  1,200,000   Tellabs, Inc.1++                 40,950
  3,450,000   U.S. Robotics Corp.1++          320,850
                                              -------
                                            1,020,702
                                            ---------
COMMUNICATIONS SERVICES -- 1.8%
    792,900   AirTouch Communications1         22,598


See Notes to Financial Statements

SCHEDULES OF INVESTMENTS (CONTINUED) October 31, 1995

--------------------------------------------------------------------------------
                                                Value
Shares                                    ($ In Thousands)
--------------------------------------------------------------------------------

  1,000,000   Mobile Telecommunication
                 Technologies Corp.1    $      28,500
  2,840,000   Paging Network, Inc.1            65,675
  4,350,000   Worldcom Inc.1                  142,462
                                              -------
                                              259,235
                                              -------
COMPUTER PERIPHERALS -- 16.9%
  2,015,000   Adaptec, Inc.1                   89,919
  2,670,000   Ascend Communications, Inc.1++  172,883
  6,750,000   Bay Networks, Inc.1++           448,031
  1,300,000   Cabletron Systems, Inc.1        102,213
  2,150,000   Cascade Communications1++       152,650
  3,000,000   Cirrus Logic, Inc.1++           126,188
  6,000,000   Cisco Systems Inc.1             465,375
    549,500   Electronics for Imaging, Inc.1   45,471
  1,900,000   Fore Systems, Inc.1++           100,938
    700,000   Network Equipment
                 Technologies, Inc.1++         22,838
  1,450,000   Network General Corp.1++         59,994
  2,700,000   S3 Incorporated1++               45,900
 12,400,000   3Com Corp.1++                   582,025
                                              -------
                                            2,414,425
                                            ---------
COMPUTER SOFTWARE & SERVICES -- 15.0%
  2,300,000   Adobe Systems Inc.++            131,387
  2,750,000   America Online Inc.1++          220,172
  1,800,000   BMC Software, Inc.1++            64,350
  1,350,000   Cadence Design Systems, Inc.1    43,537
  1,400,000   Cheyenne Software, Inc.1         29,225
    850,000   Computer Associates
                 International, Inc.           46,750
    600,000   HBO & Co.                        42,375
  6,450,000   Informix Corp.1++               188,259
  3,500,000   Intuit Inc.1++                  252,875
  3,300,000   Microsoft Corp.1                330,206
    115,000   NETCOM On-Line
                 Communication
                 Services, Inc.1                6,663
  9,000,000   Oracle Systems Corp.1           393,188
  1,450,000   Parametric Technology Corp.1     96,878
  1,225,000   Peoplesoft, Inc.1               105,656
  1,000,000   Quarterdeck Office
                 Systems, Inc.1++              21,438
  1,125,000   Softkey International Inc.1++    35,508
    575,000   Sterling Software, Inc.1         26,522
  1,800,000   Synopsys, Inc.1                  67,050
    600,000   UUNET Technologies Inc.1         36,225
    250,000   Wonderware Corp.1                 7,969
                                              -------
                                            2,146,233
                                            ---------
COMPUTER SYSTEMS -- 8.2%
    700,000   Compaq Computer Corp.1           39,025
  7,000,000   Dell Computer Corp.1++          325,937
  1,600,000   Hewlett-Packard Co.             148,200
  3,000,000   International Business
                 Machines Corp.               291,750
  1,000,000   NEC Corporation ORD              13,204
    800,000   Silicon Graphics Inc.1           26,600
  4,150,000   Sun Microsystems, Inc.1         324,219
                                              -------
                                            1,168,935
                                            ---------
ELECTRICAL & ELECTRONIC
COMPONENTS -- 15.2%
    700,000   Alliance Semiconductor Corp.1    21,438
  2,100,000   Altera Corp.1                   127,181
  1,275,000   Analog Devices, Inc.1            46,059
    700,000   Arrow Electronics, Inc.1         35,525
  1,650,000   Atmel Corp.1++                   51,666
    650,000   Avnet, Inc.                      32,744
    790,100   Cypress Semiconductor Corp.1++   27,851
    600,000   Fanuc Ltd. ORD                   25,996
  2,440,000   Integrated Device
                 Technology, Inc.1++           46,513
  5,500,000   Intel Corp.                     384,656
    950,000   Komag, Inc.1++                   54,209
  4,292,100   LSI Logic Corp.1++              202,265
  4,621,600   Micron Technology, Inc.++       326,400
  1,425,000   Oak Technology, Inc.1++          78,375
    300,000   Phillips N.V. ADR                11,588
    300,000   Read-Rite Corp.1                 10,481
  1,600,000   Rohm Co., Ltd. ORD               97,178
  1,000,000   Sharp Corp. ORD                  13,888
  1,575,000   Silicon Valley Group, Inc.1++    50,794
    387,900   Sony Corp. ORD                   17,452
    850,000   TDK Corporation ORD              43,811
  6,300,000   Texas Instruments Inc.++        429,975
    650,000   VLSI Technology, Inc.1           15,275
    488,100   Xilinx, Inc.1                    22,483
                                              -------
                                            2,173,803
                                            ---------
ENERGY (PRODUCTION & MARKETING) -- 0.3%
    300,000   Baker Hughes Inc.                 5,888
    850,000   Triton Energy Corp.              39,631
                                              -------
                                               45,519
                                              -------
FINANCIAL SERVICES -- 1.9%
  1,750,000   American Express Credit Corp.    71,094
  2,300,000   Green Tree Financial Corp.       61,237
    550,000   Household International, Inc.    30,937
  1,600,000   MBNA Corp.                       59,000
    900,000   Merrill Lynch & Co., Inc.        49,950
                                              -------
                                              272,218
                                              -------

See Notes to Financial Statements

--------------------------------------------------------------------------------
                                                Value
Shares                                    ($ In Thousands)
--------------------------------------------------------------------------------

FOOD & BEVERAGE -- 0.3%
  1,000,000   Starbucks Corp.1++  $            39,313
                                              -------
HEALTHCARE -- 2.1%
  1,340,000   Columbia/HCA Healthcare Corp.    65,828
  1,735,000   Healthsouth Rehabilitation Corp.145,327
    600,000   OrNda HealthCorp1                10,650
  1,400,000   Oxford Health Plans, Inc.1++    109,900
  1,725,000   Phycor, Inc.1++                  63,178
                                              -------
                                              294,883
                                              -------
INDUSTRIAL EQUIPMENT
& MACHINERY -- 4.8%
  6,700,000   Applied Materials, Inc.1++      336,256
    700,000   KLA Instruments Corp.1++         30,100
  1,834,300   Lam Research Corp.1++           111,663
  1,550,000   Nikon Corporation ORD            22,133
    375,000   Novellus Systems, Inc.1++        25,781
    950,000   Tencor Instruments1++            40,612
  2,640,000   Teradyne, Inc.1                  88,110
    800,000   Tokyo Electron Limited ORD       34,740
                                              -------
                                              689,395
                                              -------
INSURANCE -- 0.3%
  1,200,000   HealthCare COMPARE
                 Corp.1++                      44,550
                                              -------
MEDICAL EQUIPMENT & SUPPLIES -- 0.8%
  1,640,000   Boston Scientific Corp.1         69,085
  1,000,000   St. Jude Medical, Inc.1          53,188
                                              -------
                                              122,273
                                              -------
PHARMACEUTICALS -- 8.9%
  1,400,000   Abbott Laboratories              55,650
  3,250,000   Astra "A" Shares ORD            119,599
  3,450,000   Johnson & Johnson               281,175
  5,200,000   Merck & Co., Inc.               299,000
  6,600,000   Pfizer Inc.                     378,675
  2,000,000   Schering-Plough Corp.           107,250
     45,354   U.S. Bioscience, Inc.1              204
    775,000   Watson Pharmaceuticals1          34,875
                                              -------
                                            1,276,428
                                            ---------
RETAIL (SPECIALTY) -- 1.0%
  1,575,000   General Nutrition
              Companies, Inc.1                 38,981
    665,000   Micro Warehouse, Inc.1           29,759
  1,725,000   Staples, Inc.1                   46,144
    575,000   Viking Office Products, Inc.1    25,623
                                              -------
                                              140,507
                                              -------
MISCELLANEOUS -- 1.7%
  2,250,000   Bombardier, Inc. ORD             27,438
  2,150,000   CUC International Inc.1          74,444
    800,000   Canon Inc. ORD                   13,693
  1,660,000   Hutchinson Whampoa
                 Limited ORD      $             9,146
     50,000   PolyGram N.V. ADR                 3,100
    500,000   PolyGram N.V. ORD                31,183
    465,000   Scholastic Corp.1                28,772
  1,150,000   Viacom Inc.1                     57,500
                                              -------
                                              245,276
                                              -------

TOTAL COMMON STOCKS-- 94.4%                13,496,661
   (Cost $8,328,221)                       ----------

TEMPORARY CASH INVESTMENTS

   $56,940 par value FFCB Discount Notes,
     5.58%-5.61%, 11-17-95 through 12-7-95     56,704

   $64,000 par value FHLB Discount Notes,
     5.53%-5.61%, 11-15-95 through 11-28-95    63,821

   $269,000 par value FHLMC Discount Notes,
     5.58%-5.69%, 11-15-95 through 12-31-95   267,865

   $341,445 par value FNMA Discount Notes,
     5.58%-5.62%, 11-16-95 through 12-29-95   340,249

   17,000,000 Units of Participation
     in Provident Institutional Funds
     (Fed-Fund Portfolio)                      17,000

   40,500,000 Units of Participation
     in Provident Institutional Funds
     (T-Fund Portfolio)                        40,500

   14,400,000 Units of Participation
     in Provident Institutional Funds
     (Temp Fund Portfolio)                     14,400
                                              -------
TOTAL TEMPORARY CASH INVESTMENTS -- 5.6%      800,539
   (Cost $800,545)                            -------

TOTAL INVESTMENT SECURITIES -- 100.0%    $ 14,297,200
   (Cost $9,128,766)                       ==========


VISTA INVESTORS
--------------------------------------------------------------------------------
                                                Value
Shares                                     ($ In Thousands)
--------------------------------------------------------------------------------

COMMON STOCKS

BUSINESS SERVICES & SUPPLIES -- 8.6%
  1,250,000   Corporate Express, Inc.1     $   32,500
    300,000   Corrections Corp. of America1    16,350
    725,000   HFS, Inc.1                       44,406
  1,200,000   Medaphis Corp.1                  38,100
    190,000   Quintiles Transnational Corp.1   12,113
                                              -------
                                              143,469
                                              -------

See Notes to Financial Statements

SCHEDULES OF INVESTMENTS (CONTINUED) October 31, 1995

--------------------------------------------------------------------------------
                                                Value
Shares                                    ($ In Thousands)
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 3.9%
    540,000   Boca Research, Inc.1++      $    13,568
     94,500   C-COR Electronics, Inc.1++        2,197
    550,000   Pairgain Technologies, Inc.1     23,375
    380,000   StrataCom, Inc.1++               23,417
    100,000   Tellabs, Inc.1++                  3,413
                                              -------
                                               65,970
                                              -------
COMPUTER PERIPHERALS -- 5.4%
    650,000   Diamond Multimedia Corp.1        19,338
  1,550,000   S3 Incorporated1++               26,350
  1,000,000   Seagate Technology1              44,750
                                              -------
                                               90,438
                                              -------
COMPUTER SOFTWARE & SERVICES -- 11.9%
    940,000   Ceridian Corp.1                  40,890
    600,000   Cognos Incorporated ADR1         19,275
    250,000   Davidson & Associates, Inc.1      8,969
    520,000   HBO & Co.                        36,725
  1,800,000   Macromedia, Inc.1++              66,150
    937,000   PCDocs Group
                 International, Inc. ADR1++    15,109
    400,000   Softkey International Inc.1++    12,625
                                              -------
                                              199,743
                                              -------
CONSUMER PRODUCTS -- 1.0%
    800,000   Thermolase Corp.1                16,300
                                              -------
ELECTRICAL & ELECTRONIC
COMPONENTS -- 18.7%
  1,500,000   Atmel Corp.1++                   46,969
    627,500   International Rectifier Corp.1   28,316
    407,900   Kemet Corp.1                     13,970
    100,000   Komag, Inc.1++                    5,706
  1,850,000   LSI Logic Corp.1++               87,181
  1,050,000   Maxim Integrated
                 Products, Inc.1               78,422
    750,000   Microchip Technology, Inc.1++    29,719
    450,000   Read-Rite Corp.1                 15,722
     56,900   Sanmina Corp.1                    3,087
    100,000   Vishay Intertechnology, Inc.      3,525
                                              -------
                                              312,617
                                              -------
ENVIRONMENTAL SERVICES -- 2.1%
    800,000   USA Waste Services, Inc.1        16,800
    450,000   United Waste Systems, Inc.1      17,775
                                              -------
                                               34,575
                                              -------
HEALTHCARE -- 6.8%
  1,100,000   Foundation Health Corp.1   $     46,612
    800,000   Genzyme Tissue Repair1++         14,350
    400,000   Health Management
                 Associates, Inc.1              8,600
    675,000   Healthsource, Inc.1              35,775
    440,000   Owen Healthcare Inc.1             8,112
                                              -------
                                              113,449
                                              -------
INDUSTRIAL EQUIPMENT
& MACHINERY -- 16.7%
    800,000   ASM Lithography ADR1             39,400
    330,000   Applied Materials, Inc.1++       16,562
    190,000   Cognex Corp.1                    11,400
    600,000   Credence Systems Corp.1++        22,500
  1,150,000   FSI International, Inc.1++       27,456
  1,600,000   KLA Instruments Corp.1++         68,800
    640,000   Kulicke & Soffa
                 Industries, Inc.1             22,640
    780,000   Tencor Instruments1++            33,345
    940,000   Ultratech Stepper, Inc.1++       37,600
                                              -------
                                              279,703
                                              -------
LEISURE -- 2.0%
    300,000   Discreet Logic Inc. ADR1         17,250
    380,000   Harveys Casino Resorts++          6,127
    275,000   Movie Gallery, Inc.1             10,519
                                              -------
                                               33,896
                                              -------
MEDICAL EQUIPMENT & SUPPLIES -- 6.2%
    600,000   IDEXX Laboratories, Inc.1        24,300
  1,500,000   STERIS Corp.1++                  50,437
    300,000   Summit Technology, Inc.1         13,312
    340,000   Thermo Cardiosystems, Inc.1      16,490
                                              -------
                                              104,539
                                              -------
PAPER & FOREST PRODUCTS -- 1.8%
    700,000   Bowater Inc.                     30,975
                                              -------
PHARMACEUTICALS -- 1.6%
    750,000   Dura Pharmaceuticals, Inc.1++    22,125
    500,000   Noven Pharmaceuticals, Inc.1      5,094
                                              -------
                                               27,219
                                              -------
RETAIL (SPECIALTY) -- 5.6%
    225,000   Just For Feet, Inc.1++            5,358
  1,600,000   OfficeMax, Inc.1                 39,600
  1,800,000   Sunglass Hut
                 International, Inc.1          48,825
                                              -------
                                               93,783
                                              -------
MISCELLANEOUS -- 0.7%
    200,000   Oakley, Inc.1                     6,900


See Notes to Financial Statements

--------------------------------------------------------------------------------
                                                Value
Shares                                    ($ In Thousands)
--------------------------------------------------------------------------------

    300,000   Olympic Financial Ltd.1 $         5,438
                                              -------
                                               12,338
                                              -------
TOTAL COMMON STOCKS-- 93.0%                 1,559,014
   (Cost $999,200)                          ---------

TEMPORARY CASH INVESTMENTS

   $55,000 par value FHLMC Discount Notes,
     5.56%-5.63%, 11-15-95 through 12-4-95     54,763

   61,800,000 Units of Participation in
     Provident Institutional Funds
     (Fed-Fund Portfolio)                      61,800
                                              -------
TOTAL TEMPORARY
CASH INVESTMENTS-- 7.0%                       116,563
   (Cost $116,563)                            -------

TOTAL INVESTMENT SECURITIES-- 100.0%     $  1,675,577
   (Cost $1,115,763)                        =========


GIFTRUST INVESTORS
--------------------------------------------------------------------------------
                                                Value
Shares                                    ($ In Thousands)
--------------------------------------------------------------------------------

COMMON STOCKS

BIOTECHNOLOGY -- 1.2%
    130,000   Matrix Pharmaceutical, Inc.1 $    1,917
    190,000   Myriad Genetics, Inc.1            5,154
                                              -------
                                                7,071
                                              -------
BUSINESS SERVICES & SUPPLIES -- 1.6%
    250,000   APAC Teleservices, Inc.1          6,313
     60,000   Sitel Corporation1                1,365
     60,000   Wackenhut Corp.1                  1,230
                                              -------
                                                8,908
                                              -------
COMMUNICATIONS EQUIPMENT -- 4.8%
     48,600   C-COR Electronics, Inc.1++        1,130
    255,000   ITITechnologies, Inc.1            6,439
    300,000   Microwave Power
                 Devices, Inc.1                 2,550
     70,000   Premisys
                 Communications, Inc.1          6,239
    218,900   TSX Corp.1                        4,296
    215,000   VideoServer, Inc.1                6,692
                                              -------
                                               27,346
                                              -------
COMPUTER PERIPHERALS -- 11.2%
    200,000   Cirrus Logic, Inc.1++$            8,413
    500,000   Data Translation, Inc.1++         7,813
    440,000   Pinnacle Systems, Inc.1++        13,750
    570,000   Security Dynamics
                 Technologies Inc.1++          18,383
    250,000   Shiva Corp.1                     15,031
                                              -------
                                               63,390
                                              -------
COMPUTER SOFTWARE & SERVICES -- 20.3%
    270,000   ArcSys, Inc.1                    11,408
    165,000   Astea International, Inc.1        2,929
    250,000   Atria Software, Inc.1             9,000
      4,887   Aura Systems, Inc.1                  24
    187,500   CBT Group Plc ADR1                8,437
    320,000   Cellular Technical
                 Services Co., Inc.1            5,360
    150,000   Computron Software, Inc.1         2,587
     99,700   CyCare Systems, Inc.1             3,091
    125,000   Datalogix International, Inc.1    1,250
    240,000   EPIC Design Technology1          10,920
    230,000   HCIA1                             6,152
    350,000   Hummingbird
                 Communications Ltd. ADR1      15,050
    400,000   JetForm Corp. ORD1                6,425
    125,000   Mcafee Associates, Inc.1          7,312
    190,000   Pure Software, Inc.1              7,054
    275,000   7th Level, Inc.1                  4,125
    300,000   Veritas Software Corporation1     9,562
    160,000   Wind River Systems1               4,340
                                              -------
                                              115,026
                                              -------
CONTROL & MEASUREMENT -- 6.3%
    425,000   Cyberoptics Corporation1++       14,131
    700,000   Robotic Vision Systems, Inc.1++  15,969
    300,000   Wireless Telecom Group Inc.++     5,475
                                              -------
                                               35,575
                                              -------
ELECTRICAL & ELECTRONIC
COMPONENTS -- 13.3%
    190,000   ANADIGICS, Inc.1                  4,156
    440,000   Atmel Corp.1++                   13,777
    341,300   Burr-Brown Corp.1                10,836
    300,000   DSP Communications, Inc.1        10,912
    100,000   Micrel Inc.1                      2,312
    150,000   Microchip Technology, Inc.1++     5,944
    150,000   Paradigm Technology, Inc.1        3,319
    150,000   Read-Rite Corp.1                  5,241
    230,000   SDL Inc.1                         5,980
    230,000   Semtech Corporation1++            5,922
    300,000   Triquint Semiconductor, Inc.1     6,881
                                              -------
                                               75,280
                                              -------

See Notes to Financial Statements

SCHEDULES OF INVESTMENTS (CONTINUED) October 31, 1995

--------------------------------------------------------------------------------
                                                Value
Shares/Principal Amount                   ($ In Thousands)
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 1.3%
    262,500   Rent-Way, Inc.1++       $         2,576
    270,000   Renters Choice, Inc.1             4,590
                                              -------
                                                7,166
                                              -------
HEALTHCARE -- 5.7%
    250,000   American Oncology
                 Resources, Inc.1               8,750
     40,000   Community Health
                 Systems, Inc.1                 1,270
    225,000   Curative Technologies, Inc.1      3,516
    250,000   OccuSystems, Inc.1                5,125
    317,500   Physician Reliance
                 Network, Inc.1                10,557
    100,000   United Dental Care Inc.1          3,050
                                              -------
                                               32,268
                                              -------
INDUSTRIAL EQUIPMENT
& MACHINERY -- 19.4%
    270,000   Aetrium Inc.1                     5,805
    220,000   Applied Materials, Inc.1++       11,041
    330,000   Asyst Technologies, Inc.1++      14,066
    475,000   Brooks Automation, Inc.1++        8,669
    600,000   Mattson Technology1              13,725
    345,000   Opal, Inc.1                       5,218
    350,000   Pri Automation, Inc.1++          13,081
    480,000   Tencor Instruments1++            20,520
    450,000   Ultratech Stepper, Inc.1++       18,000
                                              -------
                                              110,125
                                              -------
LEISURE -- 1.0%
    300,000   Studio Plus Hotels,Inc.1++        5,738
                                              -------
MEDICAL EQUIPMENT & SUPPLIES-- 2.3%
    500,000   Bio-Vascular, Inc.1++             7,063
    375,000   ResMed,Inc. ADR1++                5,813
                                              -------
                                               12,876
                                              -------
PHARMACEUTICALS -- 1.0%
    550,000   Chantal Pharmaceuticals
                 Corporation1                   5,706
                                              -------
RETAIL (APPAREL) -- 1.0%
    150,000   Tommy Hilfiger Corp. ADR1         5,719
                                              -------

TOTAL COMMON STOCKS-- 90.4%                   512,194
   (Cost $367,056)                            -------

TEMPORARY CASH INVESTMENTS

   Repurchase Agreement (Goldman Sachs
     Co., Inc.), 5.75%, due 11-1-95; collateralized
     by $21,325 par value U.S. Treasury Bonds,
     11.125%, due 8-15-03
     (Delivery value $27,904)          $       27,900

   26,400,000 Units of Participation in
     Provident Temporary Investments, Inc.
     (Temp Fund Portfolio)                     26,400
                                              -------

TOTAL TEMPORARY CASH INVESTMENTS -- 9.6%       54,300
   (Cost $54,300)                             -------

TOTAL INVESTMENT SECURITIES-- 100.0%     $    566,494
   (Cost $421,356)                            =======


BALANCED INVESTORS
--------------------------------------------------------------------------------
                                                Value
Shares                                    ($ In Thousands)
--------------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE -- 2.7%
     80,000   AlliedSignal, Inc.        $       3,400
     80,000   Boeing Co.                        5,250
    105,000   Lockheed Martin Corp.             7,153
     67,000   United Technologies Corp.         5,946
                                              -------
                                               21,749
                                              -------
AUTOMOBILES & AUTO PARTS -- 0.6%
    660,000   Nissan Motor
                 Company ORD                    4,454
                                              -------
BANKING -- 2.5%
     90,000   BankAmerica Corp.                 5,175
    115,000   Citicorp                          7,461
     58,000   First Interstate Bancorp          7,482
                                              -------
                                               20,118
                                              -------
BIOTECHNOLOGY -- 1.3%
    219,800   Amgen Inc.1                      10,564
                                              -------
BROADCASTING -- 0.9%
    193,200   Grupo Televisa ADR                3,309
    167,500   Liberty Media
                 Corp. Class "A"1               4,135
                                              -------
                                                7,444
                                              -------


See Notes to Financial Statements

--------------------------------------------------------------------------------
                                                Value
Shares                                    ($ In Thousands)
--------------------------------------------------------------------------------

BUSINESS SERVICES & SUPPLIES-- 0.9%
    120,000   HFS, Inc.1                 $      7,350
                                              -------
CHEMICALS & RESINS -- 1.1%
     76,000   du Pont (E.I.)
                 de Nemours & Co.               4,740
    100,000   Veba AG ORD                       4,103
                                              -------
                                                8,843
                                              -------
COMMUNICATIONS EQUIPMENT -- 3.5%
    275,000   DSC Communications Corp.1        10,192
    420,000   Ericsson (L.M.)
                 Telephone Co. ADR              9,004
    140,000   Motorola, Inc.                    9,188
                                              -------
                                               28,384
                                              -------
COMMUNICATIONS SERVICES -- 4.0%
     95,000   AirTouch Communications1          2,707
    345,000   Nextel Communications Inc.1       4,808
    625,000   Tele-Communications, Inc.1       10,664
    345,000   Vodafone Group Plc ADR           14,102
                                              -------
                                               32,281
                                              -------
COMPUTER SOFTWARE & SERVICES-- 5.8%
    145,000   Autodesk, Inc.++                  4,903
     68,193   First Data Corp.                  4,509
    160,000   General Motors
                 Corp. Cl "E"                   7,540
    160,000   Intuit Inc.1++                   11,560
     77,000   Microsoft Corp.1                  7,705
    235,000   Oracle Systems Corp.1            10,267
                                              -------
                                               46,484
                                              -------
COMPUTER SYSTEMS -- 6.3%
    255,000   Compaq Computer Corp.1           14,216
    275,000   Fujitsu Limited ORD               3,281
    180,000   Hewlett-Packard Co.              16,673
    170,000   International Business
                 Machines Corp.                16,533
                                              -------
                                               50,703
                                              -------
DIVERSIFIED COMPANIES -- 0.4%
     24,000   ITT Corp.                         2,940
                                              -------
ELECTRICAL & ELECTRONIC
COMPONENTS -- 5.6%
    150,000   Intel Corp.                      10,491
     85,000   Kyocera Corp. ORD                 6,967
    180,000   Lattice Semiconductor Corp.1      7,042
     30,000   Micron Technology, Inc.++         2,119
     10,000   Siemens AG ORD                    5,240
    200,000   Texas Instruments Inc.++         13,650
                                              -------
                                               45,509
                                              -------
ENERGY (PRODUCTION
& MARKETING) -- 2.8%
     63,253   British Petroleum
                 Co. p.l.c. ADR                 5,582
    320,000   Enron Oil & Gas Co.               6,400
     23,000   Mobil Corp.                       2,317
    127,000   Texaco Inc.                       8,652
                                              -------
                                               22,951
                                              -------
ENERGY (SERVICES) -- 1.2%
    240,000   Halliburton Co.                   9,960
                                              -------
FINANCIAL SERVICES -- 1.0%
    450,000   Nomura Securities Co.
                 Ltd. ORD                       8,230
                                              -------
FOOD & BEVERAGE -- 0.4%
     50,000   Coca-Cola
                 Company (The)                  3,594
                                              -------
HEALTHCARE -- 3.6%
     85,000   Baxter International, Inc.        3,283
    220,000   Columbia/HCA
                 Healthcare Corp.              10,808
    268,000   Foundation Health Corp.1         11,357
     68,000   United HealthCare Corp.           3,612
                                              -------
                                               29,060
                                              -------
INDUSTRIAL EQUIPMENT
& MACHINERY-- 0.4%
    235,000   Nikon Corporation ORD             3,356
                                              -------
INSURANCE -- 0.9%
     77,000   Cigna Corp.                       7,633
                                              -------
LEISURE -- 1.6%
    155,000   Electronic Arts, Inc.1            5,687
    100,000   Harrah's Entertainment1           2,475


See Notes to Financial Statements

SCHEDULES OF INVESTMENTS (CONTINUED) October 31, 1995

--------------------------------------------------------------------------------
                                                Value
Shares                                    ($ In Thousands)
--------------------------------------------------------------------------------

    200,000   Promus Companies Inc.1      $     4,400
                                              -------
                                               12,562
                                              -------
MEDICAL EQUIPMENT
& SUPPLIES -- 1.7%
    105,000   Nellcor Inc.1                     6,064
    145,000   St. Jude Medical, Inc.1           7,712
                                              -------
                                               13,776
                                              -------
METALS & MINING -- 0.3%
    125,000   Placer Dome Inc. ADR              2,734
                                              -------
PAPER & FOREST PRODUCTS -- 0.5%
     75,000   Champion International Corp.      4,012
                                              -------
PHARMACEUTICALS -- 2.0%
     40,000   Bristol-Myers Squibb Co.          3,050
     47,000   Johnson & Johnson                 3,830
    150,000   Pfizer, Inc.                      8,606
      6,590   U.S. Bioscience, Inc.1               30
                                              -------
                                               15,516
                                              -------
RESTAURANTS -- 0.4%
    175,000   Wendy's International, Inc.       3,478
                                              -------
RETAIL (APPAREL) -- 1.7%
    215,000   Limited, Inc. (The)               3,951
    170,000   NIKE, Inc.                        9,647
                                              -------
                                               13,598
                                              -------
RETAIL (GENERAL
MERCHANDISE) -- 0.5%
    125,000   Sears, Roebuck & Co.              4,250
                                              -------
RETAIL (SPECIALTY) -- 0.8%
    265,000   OfficeMax, Inc.1                  6,559
                                              -------
TRANSPORTATION -- 0.4%
    530,000   Hutchinson Whampoa
                 Limited ORD                    2,920
                                              -------

TOTAL COMMON STOCKS-- 55.8%                   451,012
   (Cost $358,979)                            -------

--------------------------------------------------------------------------------
                                               Value
Principal Amount                          ($ In Thousands)
--------------------------------------------------------------------------------

FIXED INCOME SECURITIES

U.S. TREASURY SECURITIES
    $20,000   U.S. Treasury Notes,
                 8.00%, 1-15-97        $       20,556
     10,000   U.S. Treasury Notes,
                 8.875%, 11-15-97              10,616
      6,000   U.S. Treasury Notes,
                 5.875%, 8-15-98                6,029
     15,000   U.S. Treasury Notes,
                 5.875%, 6-30-00               15,050
      5,000   U.S. Treasury Notes,
                 6.25%, 8-31-00                 5,104
      6,000   U.S. Treasury Notes,
                 6.375%, 8-15-02                6,160
     26,000   U.S. Treasury Notes,
                 6.50%, 8-15-05                26,929
                                              -------

TOTAL U.S. TREASURY SECURITIES -- 11.2%         90,44
   (Cost $91,797)                              ------

MORTGAGE-BACKED SECURITIES*
        191   FHLMC Series 1096-CPAC
                 REMIC, 7.00%, 11-15-95           190
      3,474   FHLMC Series 1239-EPAC
                 REMIC, 6.80%, 4-15-96          3,473
      1,580   FHLMC Series 106-EPAC
                 REMIC, 6.95%, 9-15-96          1,583
      2,000   FHLMC Series 77-HPAC
                 REMIC, 8.50%, 2-15-06          2,125
        774   FNMA 89 Series 66 EPAC
                 REMIC, 8.00%, 5-1-96             774
      1,545   FNMA 89 Series 85 DPAC
                 REMIC, 7.60%, 5-25-96          1,553
      3,927   FNMA 90 Series 98 HPAC
                 REMIC, 7.50%, 8-25-96          3,956
      2,897   FNMA 89 Series 39 BPAC
                 PO REMIC, 5.76%**, 12-25-96    2,826
      8,897   FNMA Pool #50985,
                 6.00%, 3-1-00                  8,715
                                              -------

TOTAL MORTGAGE-BACKED SECURITIES -- 3.1%       25,195
   (Cost $25,220)                             -------

CORPORATE BONDS

AUTOMOBILES & AUTO PARTS -- 3.2%
      5,000   Ford Motor Credit Co.,
                 9.50%, 4-15-00                 5,619
      6,000   Ford Motor Credit Co.,
                 MTN, 6.85%, 8-15-00            6,135



See Notes to Financial Statements

--------------------------------------------------------------------------------
                                                Value
Principal Amount                           ($ In Thousands)
--------------------------------------------------------------------------------

$     1,000   Ford Motor Credit Co.,
                 6.75%, 5-15-05             $   1,004
      5,000   General Motors Acceptance
                 Corp., MTN, 7.125%, 6-1-99     5,138
      7,000   General Motors Acceptance
                 Corp.,  MTN, 6.375%, 10-12-99  7,009
      1,000   General Motors Acceptance
                 Corp., MTN, 6.25%, 1-6-00        996
                                              -------
                                               25,901
                                              -------
BANKING -- 4.4%
      5,000   Abbey National First Capital,
                 B.V. 8.20%, 10-15-04           5,519
      5,000   First Union Corp.,
                 8.77%, 11-15-04                5,469
      5,000   First Union Corp.,
                 7.05%, 8-1-05                  5,094
      5,000   First USA Bank,
                 5.75%, 1-15-99                 4,912
      4,000   KeyCorp, MTN,
                 7.30%, 2-3-03                  4,165
      5,000   Norwest Bank,
                 6.50%, 6-1-05                  4,987
      5,000   Republic of New York
                 Corp., 7.25%, 7-15-02          5,231
                                              -------
                                               35,377
                                              -------
COMMUNICATIONS SERVICES -- 0.8%
      3,000   GTE South, 7.25%, 8-1-02          3,154
      3,000   TKR Cable I Inc.,
                 10.50%, 10-30-07               3,367
                                              -------
                                                6,521
                                              -------
DIVERSIFIED COMPANIES -- 0.6%
      5,000   Hanson Overseas BV,
                 5.50%, 1-15-96                 5,000
                                              -------
FINANCIAL SERVICES -- 3.2%
      3,000   Greyhound Financial Corp.,
                 6.75%, 3-25-99                 3,049
      5,000   Household Finance Co.,
                 8.95%, 9-15-99                 5,463
     10,900   Lehman Brothers Holdings
                 Inc., MTN, 9.17%, 2-28-02     12,140
      3,000   Merrill Lynch & Co. Inc.,
                 6.25%, 1-15-06                 2,880
      2,000   Standard Credit Card Trust
                 Series 1995-2A, 8.625%, 1-7-00 2,080
                                              -------
                                               25,612
                                              -------
FOOD & BEVERAGE -- 0.6%
     $5,000   Nabisco Inc., 8.00%, 1-15-00$     5,294
                                              -------
INDUSTRIAL EQUIPMENT
& MACHINERY -- 0.6%
      4,400   Caterpillar Financial
                 Services Corp., MTN,
                 7.46%, 10-15-97                4,526
                                              -------
INSURANCE -- 1.9%
      5,000   American General Corp.,
                 7.70%, 10-15-99                5,250
      5,000   American General Corp.,
                 6.75%, 6-15-05                 5,044
      5,000   London Insurance Group,
                 6.875%, 9-15-05                5,025
                                              -------
                                               15,319
                                              -------
PHARMACEUTICALS -- 1.4%
     10,000   Lilly (Eli) & Co.,
                 8.375%, 2-7-05                11,350
                                              -------
RETAIL (GENERAL MERCHANDISE) -- 2.5%
      3,000   Sears, Roebuck & Co., MTN,
                 5.86%, 1-22-99                 2,970
      4,500   Sears, Roebuck & Co., MTN,
                 8.23%, 10-21-04                4,995
      4,000   Wal-Mart Stores Inc.,
                 6.75%, 5-15-02                 4,105
      8,000   Wal-Mart Stores Inc.,
                 7.50%, 5-15-04                 8,570
                                              -------
                                               20,640
                                              -------
UTILITIES (ELECTRIC) -- 3.3%
      4,931   Connecticut Light
                 & Power Co.,
                 7.625%, 4-1-97                 5,054
      5,000   Duke Power Co.,
                 8.00%, 11-1-99                 5,338
      4,000   Florida Power & Light Co.,
                 5.50%, 7-1-99                  3,940
      2,000   Kansas Power & Light Co.,
                 8.875%, 3-1-00                 2,207
      5,000   Public Service Electric & Gas
                 Co., 7.125%, 11-1-97           5,100
      2,000   Texas Utilities Electric Co.,
                 8.125%, 2-1-02                 2,162
      3,000   Texas Utilities Electric Co.,
                 8.25%, 4-1-04                  3,307
                                              -------
                                               27,108
                                              -------

See Notes to Financial Statements

SCHEDULES OF INVESTMENTS (CONTINUED) October 31, 1995

--------------------------------------------------------------------------------
                                                Value
Shares/Principal Amount                    ($ In Thousands)
--------------------------------------------------------------------------------

UTILITIES (NATURAL GAS) -- 0.7%
     $5,000   Consolidated Natural
                 Gas Co., 7.375%, 4-1-05   $    5,344
                                              -------

TOTAL CORPORATE BONDS-- 23.2%                 187,992
   (Cost $182,003)                            -------

SOVEREIGN GOVERNMENTS -- 0.8%
      6,000   Hydro-Quebec, MTN,
                 7.02%, 3-23-05                 6,105
   (Cost $5,569)                              -------

TEMPORARY CASH INVESTMENTS

   Repurchase Agreement (Goldman
    Sachs & Co., Inc.), 5.75%,
    due 11-1-95; collateralized
    by $31,270 par value U.S.
    Treasury Bonds, 8.00%_ 11.125%,
    due 8-15-03 through 11-15-21
    (Delivery value $40,907)                   40,900

   7,100,000 Units of Participation
     in Provident Institutional Funds
     (Temp Fund Portfolio)                      7,100
                                              -------

TOTAL TEMPORARY
CASH INVESTMENTS-- 5.9%                        48,000
   (Cost $48,000)                             -------

TOTAL INVESTMENT SECURITIES-- 100.0%    $     808,748
   (Cost $711,568)                            =======


See Notes to Financial Statements

NOTES TO SCHEDULES OF INVESTMENTS

ADR = American Depositary Receipt
FFCB = Federal Farm Credit Banks
FHLB = Federal Home Loan Banks
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
MTN = Medium Term Note
ORD = Foreign Ordinary Shares

1  Non-income producing.
* Expected remaining maturity indicated and used for purposes of calculating the weighted average portfolio maturity.
** Rate disclosed for this security represents effective yield to maturity at purchase.
+ The following securities were purchased under rule 144A of the 1933 Securities Act and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors


                                                                                October 31, 1995
                                                                          ---------------------------
       Fund/                   Acquisition       Cost Per Share/          Market       Percentage of
      Issuer                      Date           Principal Unit            Value        Net Assets
-----------------------------------------------------------------------------------------------------
HERITAGE
LSI Logic Corporation
  Convertible Bond,             7-12-95 to
  5.50%, 3-15-01                 9-27-95             $400.68              $4,697           0.5%

Scholastic Corp.
Convertible Bond,               8-4-95 to
5.00%, 8-15-05                   8-29-95             $100.65               8,955           0.9%
                                                                          ------          -----
                                                                         $13,652           1.4%
                                                                          ======          =====
-----------------------------------------------------------------------------------------------------

++ Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. See Note 4 in Notes to Financial Statements for a summary of transactions for each issuer who is or was an affiliate at or during the period ended October 31, 1995.

STATEMENTS OF ASSETS AND LIABILITIES


October 31, 1995                                     Select Investors   Heritage Investors   Growth Investors


                                                           ($ In Thousands, Except Per-Share Amounts)
ASSETS
Investment securities, at value (identified
         cost of $3,499,790, $824,572, $4,344,143,
         $9,128,766, $1,115,763, $421,356 and
         $711,568, respectively) (Notes 3 and 4)........ $4,033,769       $1,006,229          $5,206,898
Cash....................................................      8,442            1,443               4,801
Receivable for forward foreign currency
         exchange contracts held (Note 5)...............        845              380               2,985
Receivable for investments sold.........................     58,240           13,958              39,612
Dividends and interest receivable.......................      1,916              691               2,964
                                                          ---------        ---------           ---------
                                                          4,103,212        1,022,701           5,257,260
                                                          ---------        ---------           ---------
LIABILITIES
Disbursements in excess of demand
         deposit cash...................................      5,925            1,025               4,187
Payable for investments purchased.......................     77,121           12,289             115,368
Payable for capital shares redeemed.....................      8,126              184               3,352
Accrued management fees (Note 2)........................      3,462              854               4,333
Other liabilities.......................................        140               26                 126
                                                          ---------        ---------           ---------
                                                             94,774           14,378             127,366
                                                          ---------        ---------           ---------
NET ASSETS APPLICABLE
TO OUTSTANDING SHARES................................... $4,008,438       $1,008,323          $5,129,894
                                                          =========        =========           =========

                                                            ($ In Thousands, Except Per-Share Amounts)

CAPITAL SHARES, $.01 PAR VALUE
Authorized..............................................    150,000          120,000             230,000
                                                          =========        =========           =========
Outstanding.............................................    101,434           85,837             214,805
                                                          =========        =========           =========

NET ASSET VALUE PER SHARE............................... $    39.52        $   11.75          $    23.88
                                                          =========        =========           =========
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)................. $2,990,843        $ 770,600          $3,612,563
Undistributed net investment  income....................     20,688            3,755              11,867
Accumulated undistributed net realized
         gain from security and foreign
         currency transactions..........................    462,093           51,932             639,741
Net unrealized appreciation on investments
         and translation of assets and liabilities in
         foreign currencies (Notes 3 and 5).............    534,814          182,036             865,723
                                                          ---------        ---------           ---------
                                                         $4,008,438       $1,008,323          $5,129,894
                                                          =========        =========           =========

See Notes to Financial Statements



                                                        Ultra Investors   Vista Investors   Giftrust Investors   Balanced Investors


                                                                         ($ In Thousands, Except Per-Share Amounts)
ASSETS
Investment securities, at value (identified
         cost of $3,499,790, $824,572, $4,344,143,
         $9,128,766, $1,115,763, $421,356 and
         $711,568, respectively) (Notes 3 and 4) .......   $14,297,200      $ 1,675,577        $   566,494          $   808,748
Cash ...................................................         9,556            1,232                546                1,994
Receivable for forward foreign currency
         exchange contracts held (Note 5) ..............           874               --                 --                   90
Receivable for investments sold ........................       137,601           21,165              6,019                9,857
Dividends and interest receivable ......................         3,843              204                136                5,954
                                                             ---------        ---------          ---------            ---------
                                                            14,449,074        1,698,178            573,195              826,643
                                                             =========        =========          =========            =========
LIABILITIES
Disbursements in excess of demand
         deposit cash ..................................         9,946            1,332                 55                  983
Payable for investments purchased ......................        41,100           17,646             11,590                9,175
Payable for capital shares redeemed ....................        10,146            1,897                 --                  214
Accrued management fees (Note 2) .......................        11,733            1,334                438                  656
Other liabilities ......................................           247               52                 --                   45
                                                             ---------       ----------          ---------            ---------
                                                                73,172           22,261             12,083               11,073
Net Assets Applicable                                        ---------       ----------          ---------            ---------
to Outstanding Shares ..................................   $14,375,902      $1,675, 917        $   561,112          $   815,570
                                                             =========       ==========          =========            =========

                                                                          ($ In Thousands, Except Per-Share Amounts)

Capital Shares, $.01 par value
Authorized .............................................       600,000          160,000             40,000               60,000
                                                             =========        =========          =========            =========
Outstanding ............................................       512,810          106,542             21,896               46,083
                                                             =========        =========          =========            =========
NET ASSET VALUE PER SHARE ..............................   $     28.03      $     15.73        $     25.63          $     17.70
                                                             =========        =========          =========            =========
Net assets consist of:
Capital (par value and paid-in surplus) ................   $ 8,536,646      $ 1,006,324        $   367,919          $   669,793
Undistributed net investment  income ...................            --               --                 --                2,054
Accumulated undistributed net realized
         gain from security and foreign
         currency transactions .........................       669,968          109,778             48,055               46,454
Net unrealized appreciation on investments
         and translation of assets and liabilities in
         foreign currencies (Notes 3 and 5) ............     5,169,288          559,815            145,138               97,269
                                                             ---------        ---------          ---------            ---------
                                                           $14,375,902      $ 1,675,917        $   561,112          $   815,570
                                                             =========        =========          =========            =========

See Notes to Financial Statements

STATEMENTS OF OPERATIONS


Year Ended October 31, 1995                              Select Investors  Heritage Investors   Growth Investors

                                                                             ($ In Thousands)
INVESTMENT INCOME (LOSS)
Income:
    Dividends (net of foreign taxes withheld
        of $1,446, $156, $1,612, $2,764, $0, $0
        and $194, respectively) ........................    $  70,142        $  10,789           $  54,450
Interest ...............................................        8,029            2,149               8,941
                                                            ---------        ---------           ---------
                                                               78,171           12,938              63,391
                                                            ---------        ---------           ---------
Expenses:
    Management fees (Note 2) ...........................       40,919            8,901              45,714
    Directors' fees and expenses .......................           51               11                  56
                                                            ---------        ---------           ---------
                                                               40,970            8,912              45,770
                                                            ---------        ---------           ---------
NET INVESTMENT INCOME (LOSS) ...........................       37,201            4,026              17,621
                                                            ---------        ---------           ---------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY (NOTES 3 AND 5)
Net realized gain (loss) during the year on:
    Investments ........................................      463,201           52,537             642,609
    Foreign currency transactions ......................       (7,315)             748                (527)
                                                            ---------        ---------           ---------
                                                              455,886           53,285             642,082
                                                            ---------        ---------           ---------
Change in net unrealized appreciation
during the year on:
     Investments .......................................       75,634          109,891             273,272
     Translation of assets and liabilities in
        foreign currencies .............................          707              396               2,944
                                                            ---------        ---------           ---------
                                                               76,341          110,287             276,216
                                                            ---------        ---------           ---------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY .......................      532,227          163,572             918,298
                                                            ---------        ---------           ---------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ..............................    $ 569,428        $ 167,598           $ 935,919
                                                            =========        =========           =========

See Notes to Financial Statements


                                                         Ultra Investors   Vista Investors   Giftrust Investors   Balanced Investors

                                                                                     ($ In Thousands)
INVESTMENT INCOME (LOSS)
Income:
    Dividends (net of foreign taxes withheld
        of $1,446, $156, $1,612, $2,764, $0, $0
        and $194, respectively) ........................   $    49,864     $       316      $       181          $     5,522
Interest ...............................................        27,303           3,608              907               23,509
                                                             ---------       ---------        ---------            ---------
                                                                77,167           3,924            1,088               29,031
                                                             ---------       ---------        ---------            ---------
Expenses:
    Management fees (Note 2) ...........................       113,284          11,105            3,840                7,303
    Directors' fees and expenses .......................           137              13                4                    9
                                                             ---------       ---------        ---------            ---------
                                                               113,421          11,118            3,844                7,312
                                                             ---------       ---------        ---------            ---------
NET INVESTMENT INCOME (LOSS) ...........................       (36,254)         (7,194)          (2,756)              21,719
                                                             ---------       ---------        ---------            ---------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY (NOTES 3 AND 5)
Net realized gain (loss) during the year on:
    Investments ........................................       673,603         111,473           50,818               47,338
    Foreign currency transactions ......................       (54,478)             --               --                  180
                                                             ---------       ---------        ---------            ---------
                                                               619,125         111,473           50,818               47,518
                                                             ---------       ---------        ---------            ---------
Change in net unrealized appreciation during the year on:
     Investments .......................................     3,145,771         328,626           66,656               45,053
     Translation of assets and liabilities in
         foreign currencies ............................           823              --               --                   84
                                                             ---------       ---------        ---------            ---------
                                                             3,146,594         328,626           66,656               45,137
                                                             ---------       ---------        ---------            ---------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY .......................     3,765,719         440,099          117,474               92,655
                                                             ---------       ---------        ---------            ---------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ..............................   $ 3,729,465     $   432,905      $   114,718          $   114,374
                                                             =========       =========        =========            =========

See Notes to Financial Statements



STATEMENTS OF CHANGES IN NET ASSETS

Years Ended October 31, 1995
and October 31, 1994                                   Select Investors          Heritage Investors           Growth Investors

                                                                                  ($ In Thousands)
INCREASE (DECREASE)
IN NET ASSETS                                         1995          1994         1995           1994         1995          1994
                                                    --------------------        --------------------        -------------------

OPERATIONS
Net investment income(loss) ..................   $  37,201     $  45,489    $   4,206      $   5,413      $  17,621    $  11,305
Net realized gain on investments
         and foreign currency transactions ...     455,886       305,635       53,285         43,922        642,082      602,570
Change in net unrealized appreciation
         (depreciation) on investments and
         translation of assets and liabilities
         in foreign currencies ...............      76,341      (729,042)     110,287        (62,173)       276,216     (499,268)
                                                 ---------     ---------    ---------      ---------      ---------    ---------
Net increase (decrease) in net assets
         resulting from operations ...........     569,428      (377,918)     167,598        (12,838)       935,919      114,607
                                                 ---------     ---------    ---------      ---------      ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...................     (31,233)      (48,659)      (2,831)        (4,316)        (9,560)     (10,274)
From net realized gains
         from security transactions ..........    (305,635)     (503,107)     (43,922)       (31,979)      (602,573)    (501,734)
In excess of net realized gains
         from security transactions ..........     (13,877)           --       (2,558)          (392)        (7,489)        (325)
                                                 ---------     ---------    ---------      ---------      ---------    ---------
(Decrease) in net assets from
         distributions .......................    (350,745)     (551,766)     (49,311)       (36,687)      (619,622)    (512,333)
                                                 ---------     ---------    ---------      ---------      ---------    ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................     388,235       672,274      257,588        414,873        734,417      657,123
Proceeds from reinvestment of distributions ..     339,791       534,286       48,601         36,086        607,262      502,439
Payments for shares redeemed .................  (1,216,114)   (1,158,996)    (312,916)      (206,175)      (891,558)  (1,039,547)
                                                 ---------     ---------    ---------      ---------      ---------    ---------
Net increase (decrease) in net assets from
         capital share transactions ..........    (488,088)       47,564       (6,727)       244,784        450,121      120,015
                                                 ---------     ---------    ---------      ---------      ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS ........    (269,405)     (882,120)     111,560        195,259        766,418     (277,711)

NET ASSETS
Beginning of year ............................   4,277,843     5,159,963      896,763        701,504      4,363,476    4,641,187
                                                 ---------     ---------    ---------      ---------      ---------    ---------
End of year ..................................  $4,008,438    $4,277,843   $1,008,323       $896,763     $5,129,894   $4,363,476
                                                 =========     =========    =========      =========      =========    =========
Undistributed net investment income ..........     $20,688       $36,129     $  3,755       $  4,177     $   11,867   $   11,142
                                                 =========     =========    =========      =========      =========    =========

TRANSACTIONS IN SHARES OF THE FUNDS:
(In thousands)
Sold .........................................      10,704        17,279       23,942         39,647         34,079       28,835
Issued in reinvestment of distributions ......      10,375        13,661        5,317          3,566         32,932       22,849
Redeemed .....................................     (33,197)      (30,161)     (30,345)       (19,884)       (42,012)     (45,548)
                                                 ---------     ---------    ---------      ---------      ---------    ---------
Net increase (decrease) ......................     (12,118)          779       (1,086)        23,329         24,999        6,136
                                                 =========     =========    =========      =========      =========    =========



See Notes to Financial Statements


                                      Ultra Investors         Vista  Investors         Giftrust  Investors      Balanced Investors

                                                                           ($ In Thousands)
INCREASE (DECREASE)
IN NET ASSETS                         1995         1994       1995        1994        1995          1994       1995          1994
                                      ------------------     -------------------    ---------------------      --------------------
OPERATIONS
Net investment income(loss)..........$(36,254)  $(13,162)   $(7,194)    $(6,031)    $(2,756)      $(1,322)    $21,719       $18,219

Net realized gain on investments
  and foreign currency transactions.. 619,125    639,217    111,473       1,747      50,818        14,785      47,518        38,685
Change in net unrealized appreciation
  (depreciation) on investments and
  translation of assets and liabilities
  in foreign currencies.............3,146,594   (784,386)   328,626      32,314      66,656        28,334      45,137       (62,981)
                                    ---------  ---------  ---------   ---------   ---------     ---------   ---------     ---------
Net increase (decrease) in net assets
  resulting from operations.........3,729,465   (158,331)   432,905      28,030     114,718        41,797     114,374        (6,077)
                                    ---------  ---------  ---------   ---------   ---------     ---------   ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income..........       --         --         --          --          --            --     (21,381)      (17,943)
From net realized gains
   from security transactions....... (308,428)        --     (1,747)   (112,032)    (14,781)      (15,983)    (12,064)           --
In excess of net realized gains
   from security transactions.......       --         --       (414)       (810)         --            --          --            --
                                    ---------  ---------  ---------   ---------   ---------     ---------   ---------     ---------
(Decrease) in net assets from
   distributions.................... (308,428)        --     (2,161)   (112,842)    (14,781)      (15,983)    (33,445)      (17,943)
                                    ---------  ---------  ---------   ---------   ---------     ---------   ---------     ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold...........3,318,033  4,680,990  1,139,754     359,417     183,953        73,429     185,512       205,971
Proceeds from reinvestment of
   distributions....................  301,508         --      2,085     108,165      14,781        15,983      32,925        17,616
Payments for shares redeemed.......(3,008,949)(2,215,803)  (689,009)   (437,897)     (3,160)       (3,622)   (187,662)     (201,399)
                                    ---------  ---------  ---------   ---------   ---------     ---------   ---------     ---------
Net increase (decrease) in net assets from
  capital share transactions.......   610,592  2,465,187    452,830      29,685     195,574        85,790      30,775        22,188
                                    ---------  ---------  ---------   ---------   ---------     ---------   ---------     ---------
NET INCREASE (DECREASE) IN
  NET ASSETS....................... 4,031,629  2,306,856    883,574     (55,127)    295,511       111,604     111,704        (1,832)

NET ASSETS
Beginning of year..................10,344,273  8,037,417    792,343     847,470     265,601       153,997     703,866       705,698
                                    ---------  ---------  ---------   ---------   ---------     ---------   ---------     ---------
End of year.......................$14,375,902$10,344,273 $1,675,917    $792,343    $561,112      $265,601    $815,570      $703,866
                                    =========  =========  =========   =========   =========     =========   =========     =========
Undistributed net investment income        --         --         --          --          --            --      $2,054        $1,820
                                    =========  =========  =========   =========   =========     =========   =========     =========
TRANSACTIONS IN SHARES OF THE FUNDS:
(In thousands)
Sold..............................    143,246    222,975     88,066      35,848       8,277         4,206      11,370        12,946
Issued in reinvestment of
   distributions..................     15,606         --        203      10,677         816           953       2,073         1,123
Redeemed..........................   (134,889)  (106,081)   (54,178)    (43,339)       (153)         (213)    (11,520)      (12,619)
                                    ---------  ---------  ---------   ---------   ---------     ---------   ---------     ---------
Net increase (decrease)...........     23,963    116,894     34,091       3,186       8,940         4,946       1,923         1,450
                                    =========  =========  =========   =========   =========     =========   =========     =========



See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS October 31, 1995
1. Organization and Summary of Significant Accounting Policies

Organization--
        Twentieth Century Investors, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Sixteen series of shares are currently issued, seven of which invest primarily in common stocks: Select Investors, Heritage Investors, Growth Investors, Ultra Investors, Vista Investors, Giftrust Investors and Balanced Investors (the Funds). The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--
        Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. Short-term securities are valued at amortized cost which approximates value. When valuations are not readily available, securities are valued at fair value as determined in good faith by the board of directors.

Security Transactions--
        Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--
        Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recognized on the accrual basis and includes amortization of discounts and premiums.

Foreign Currency Transactions--
        The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

        Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Forward Foreign Currency Exchange Contracts--
        The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates.

Repurchase Agreements--
        Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Funds' behalf by its custodian under a book-entry system. The Funds monitor the adequacy of the collateral daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

Income Tax Status--
        It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--
        Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid annually, with the exception of Balanced Investors which is declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

        The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.

Supplementary Information--
        Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of Twentieth Century Companies, Inc., the parent of the Corporation's investment manager, Investors Research Corporation (IRC).


2. Management Agreement

        The Management Agreement with IRC provides for a monthly management fee computed by multiplying the applicable fee for each Fund by the average daily closing value of such Fund's net assets during the previous month. The Agreement further provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by IRC. The agreement may be terminated by either party upon 60 days' written notice.

        The current annual management fee for each Fund is 1%.

NOTES TO FINANCIAL STATEMENTS (CONTINUED) October 31, 1995

3. Investment Transactions
        Investment transactions (excluding short-term investments) for the year ended October 31, 1995, were as follows:

                                         SELECT     HERITAGE      GROWTH      ULTRA        VISTA     GIFTRUST   BALANCED
                                         -------------------------------($ In Thousands)--------------------------------
PURCHASES
   Common Stocks                      $4,172,955   $1,034,435   $6,235,740  $9,550,719  $1,301,350   $532,222   $373,061
   Preferred Stocks                       30,931        1,848        1,673          --          --         --         --
   U.S. Treasury & Agency Obligations         --           --           --          --          --         --    117,975
   Other Debt Obligations                     --       25,367           --          --          --         --    105,863

PROCEEDS FROM SALES
   Common Stocks                      $5,048,666   $1,093,624   $6,265,674  $9,450,984  $  953,759   $398,902   $401,648
   Preferred Stocks                           --       25,767        1,832          --          --         --         --
   U.S. Treasury & Agency Obligations         --           --           --          --          --         --     96,425
   Other Debt Obligations                     --       12,960           --          --          --         --    107,883


        On October 31, 1995, the composition of unrealized appreciation and (depreciation) of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                     APPRECIATION            (DEPRECIATION)             NET          FEDERAL TAX COST
                     --------------------------------------($ In Thousands)--------------------------
 Select              $   605,226                $(72,007)         $   533,219            $3,500,550
 Heritage                197,064                 (16,674)             180,390               825,839
 Growth                  950,956                (107,058)             843,898             4,363,000
 Ultra                 5,233,906                 (78,174)           5,155,732             9,141,468
 Vista                   567,918                 (11,818)             556,100             1,119,477
 Giftrust                158,939                 (13,804)             145,135               421,359
 Balanced                107,165                 (10,259)              96,906               711,842


4. Affiliated Company Transactions

        A summary of transactions for each issuer who is or was an affiliate at or during the year ended October 31, 1995, follows:

                                                                                                 OCTOBER 31, 1995
                           SHARE                                            REALIZED             ----------------
CLASS OF SHARES/         BALANCE    PURCHASE  PURCHASE    SALES      SALES    GAIN                SHARE    MARKET
ISSUER                  10/31/94     SHARES     COST      SHARES     COST    (LOSS)    INCOME    BALANCE    VALUE
                         ----------------------------------------($  In Thousands)-------------------------------
SELECT INVESTORS
Applied Materials, Inc.       --    600,000*  $ 30,001       --        --        --      --     600,000  $ 30,113
Autodesk, Inc.           800,000  1,150,000     42,997  800,000  $ 30,537   $(3,049)   $420   1,150,000    38,884
Micron Technology, Inc.       --  1,750,000*    66,556  320,900    17,991     5,231     130   1,429,100   100,930
Texas Instruments Inc.        --  1,650,000*   108,009       --        --        --     332   1,650,000   112,612
                                               -------             ------     -----     ---               -------
                                              $247,563           $ 48,528    $2,182    $882              $282,539
                                               =======             ======     =====     ===               =======


                                                                                                 OCTOBER 31, 1995
                           SHARE                                            REALIZED             ----------------
CLASS OF SHARES/         BALANCE    PURCHASE  PURCHASE     SALES    SALES     GAIN               SHARE     MARKET
ISSUER                  10/31/94     SHARES     COST       SHARES   COST     (LOSS)    INCOME   BALANCE     VALUE
                        -----------------------------------($  In Thousands)-------------------------------------
HERITAGE INVESTORS
Adobe Systems Inc.            --    250,000   $ 8,302   250,000  $  8,302    $5,027    $ 28          --        --
Autodesk, Inc.           450,000    135,000     4,967   260,000     9,252       135     124     325,000  $ 10,989
Bay Networks, Inc.            --     50,000     2,577        --        --        --      --      50,000     3,319
Cirrus Logic, Inc.            --    160,000     8,287        --        --        --      --     160,000     6,730
Dell Computer Corp.           --    315,787*       --   315,787    11,080     5,826      --          --        --
Innovex                       --    510,000*    7,905   510,000     7,905      (617)      8          --        --
KLA Instruments Corp.         --     70,000*    2,800        --        --        --      --      70,000     3,010
Micron Technology, Inc.       --    460,000*   18,949   170,000     9,315     3,557      30     290,000    20,481
Sybase, Inc.                  --    200,000     7,325        --        --        --      --     200,000     7,862
                                               ------              ------    ------     ---
                                             $ 61,112            $ 45,854   $13,928    $190              $ 52,391
                                               ======              ======    ======     ===
GROWTH INVESTORS

Applied Materials, Inc.       --  2,200,000* $ 99,328        --        --        --      --   2,200,000  $110,412
Bay Networks, Inc.       550,000  1,340,000    42,454   338,200  $  8,971   $ 4,338      --   1,551,800   103,001
Cirrus Logic, Inc.            --  1,000,000    49,431        --        --        --      --   1,000,000    42,062
Cypress
  Semiconductor Corp.         --    950,000    35,088        --        --        --      --     950,000    33,488
Filenet Corp.                 --    600,000    21,592        --        --        --      --     600,000    27,188
LSI Logic Corp.               --    975,000    44,982        --        --        --      --     975,000    45,947
Lam Research Corp.            --    450,000    25,668        --        --        --      --     450,000    27,394
Micron Technology, Inc.       --  3,054,000*  116,626 1,453,600    50,172    59,083    $234   1,600,400   113,028
QUALCOMM Inc.                 --  1,300,000    60,354        --        --        --      --   1,300,000    50,131
Sybase, Inc.                  --  3,944,200   146,439   900,000    42,243   (18,902)     --   3,044,200   119,675
Tamura Electric
  Works ORD                   --  1,800,000    24,137        --        --        --      --   1,800,000    27,463
Texas Instruments Inc.        --  2,025,800*  112,167   414,000    25,645     6,338     555   1,611,800   110,005
                                              -------             -------    ------     ---               -------
                                             $778,266            $127,031   $50,857    $789              $809,794
                                              =======             =======    ======     ===               =======
ULTRA INVESTORS

Adobe Systems Inc.     1,550,000  2,250,000  $122,974 1,500,000  $ 74,832   $ 2,410    $416   2,300,000  $131,387
America Online Inc.      656,000  2,550,000*   41,398   456,000    19,094     1,748      --   2,750,000   220,172
Applied Materials,Inc. 4,200,000  4,091,700*   61,234 1,591,700    22,281    49,602      --   6,700,000   336,256
Ascend
  Communications, Inc.        --  2,770,000    66,090   100,000     2,588     3,616      --   2,670,000   172,883
Atmel Corp.              620,000  1,150,000*   20,158   120,000     3,375       559      --   1,650,000    51,666
BMC Software, Inc.            --  3,750,000*  116,100 1,950,000    64,256     3,708      --   1,800,000    64,350
Bay Networks, Inc.     4,000,000  2,750,000   126,434        --        --        --      --   6,750,000   448,031
Biogen Inc.                   --  2,325,000   121,042        --        --        --      --   2,325,000   142,987
Broderbund
  Software, Inc.         950,000  1,160,000*   10,500 2,110,000    56,802    77,713      --          --        --
Cascade Communications   240,000  1,910,000*   51,850        --        --        --      --   2,150,000   152,650
Cirrus Logic, Inc.            --  3,000,000*   79,512        --        --        --      --   3,000,000   126,188
Cordis Corp.             875,000    250,000    17,157 1,125,000    56,880    16,346      --          --        --

NOTES TO FINANCIAL STATEMENTS (CONTINUED) October 31, 1995


                                                                                                 OCTOBER 31, 1995
                           SHARE                                            REALIZED             ----------------
CLASS OF SHARES/         BALANCE    PURCHASE  PURCHASE     SALES    SALES     GAIN               SHARE     MARKET
ISSUER                  10/31/94     SHARES     COST       SHARES   COST     (LOSS)    INCOME   BALANCE     VALUE
                        ---------------------------------($  In Thousands)---------------------------------------
ULTRA INVESTORS (CONT.)
Cypress
  Semiconductor Corp.  1,500,000  1,600,000  $ 73,251 2,309,900  $ 85,315  $ (4,591)    --      790,100   $27,851
Cyrix Corp.            1,800,000         --        -- 1,800,000    56,885   (18,775)    --           --        --
Dell Computer Corp.    3,250,000  3,950,000*   19,414   200,000     7,852     2,226     --    7,000,000   325,937
FTP Software, Inc.        80,000  1,620,000    43,963 1,700,000    45,863    (2,558)    --           --        --
Fore Systems, Inc.       450,000  1,850,000*   42,818   400,000    10,064     1,737     --    1,900,000   100,938
Genzyme Corp.                 --  2,170,000    93,014        --        --        --     --    2,170,000   126,131
Gymboree Corp.         1,050,000    325,000     9,982 1,375,000    40,374    (8,161)    --          --         --
HealthCare
  COMPARE Corp.        1,900,000    605,000    18,181 1,305,000    35,860     5,096     --    1,200,000    44,550
Heart Technology, Inc.   940,000    260,000     5,841 1,200,000    28,927    (7,692)    --           --        --
Informix Corp.         1,850,000  4,600,000*   51,580        --        --        --     --    6,450,000   188,259
Integrated Device
  Technology, Inc.       300,000  4,193,600*   77,950 2,053,600    52,833    11,856     --    2,440,000    46,513
Integrated Silicon
  Solution, Inc.              --    700,000    38,939   700,000    38,939    (7,973)    --           --        --
Intuit Inc.                   --  3,500,000*  126,818        --        --        --     --    3,500,000   252,875
KLA Instruments Corp.    430,000    430,000*       --   160,000     3,337     2,423     --      700,000    30,100
Komag, Inc.                   --  1,150,000    73,968   200,000    13,910    (2,683)    --      950,000    54,209
LSI Logic Corp.        1,750,000  2,542,100*   23,208        --        --        --     --    4,292,100   202,265
Lam Research Corp.       800,000  1,309,300    56,792   275,000     7,458     3,648     --    1,834,300   111,663
Lotus Development Corp.       --  2,850,000   121,568 2,850,000   121,568    (7,569)    --           --        --
Micron Technology,Inc. 1,000,000  5,619,000*  210,232 1,997,400   108,493    32,043   $539    4,621,600   326,400
Network Equipment
  Technologies, Inc.          --    900,000    22,101   200,000     5,356     1,282     --      700,000    22,838
Network General Corp.         --  1,450,000    57,081        --        --        --     --    1,450,000    59,994
Novellus Systems, Inc.   758,000    142,000     6,331   525,000    21,881     8,170     --      375,000    25,781
Oak Technology, Inc.          --  1,425,000    63,230        --        --        --     --    1,425,000    78,375
Oxford Health
  Plans, Inc.          1,275,000  1,004,700*    6,891   879,700    40,762    18,121     --    1,400,000   109,900
Phycor, Inc.                  --  1,725,000*   37,993        --        --        --     --    1,725,000    63,178
Picturetel Corp.              --  1,600,000    48,228        --        --        --     --    1,600,000   105,400
PLATINUM
  technology, inc.     1,000,000         --        -- 1,000,000    16,262        99     --           --        --
QUALCOMM Inc.            500,000  2,600,000    73,635   150,000     4,815      (781)    --    2,950,000   113,759
Quarterdeck Office
  Systems, Inc.               --  1,200,000    13,450   200,000     3,595      (181)    --    1,000,000    21,438
S3 Incorporated               --  2,700,000*   45,831        --        --        --     --    2,700,000    45,900
Silicon Valley Group, Inc.    --  1,575,000    58,551        --        --        --     --    1,575,000    50,794
Softkey International, Inc.   --  1,525,000    42,074   400,000    12,028       580     --    1,125,000    35,508
Starbucks Corp.               --  1,950,000    72,464   950,000    39,836    (4,928)    --    1,000,000    39,313


                                                                                                 October 31, 1995
                           SHARE                                            REALIZED             ----------------
CLASS OF SHARES/         BALANCE    PURCHASE  PURCHASE   SALES     SALES      GAIN               SHARE     MARKET
ISSUER                  10/31/94     SHARES     COST     SHARES    COST      (LOSS)    INCOME   BALANCE     VALUE
                        ---------------------------------($  In Thousands)---------------------------------------
ULTRA INVESTORS (CONT.)
Storage
  Technology Corp.     3,500,000         --         -- 3,500,000 $127,942  $(52,366)      --          --       --
StrataCom, Inc.          350,000  2,050,000*  $ 52,828        --       --        --       --   2,400,000 $147,900
Sybase, Inc.           3,950,000    640,000**       -- 4,590,000   89,376    26,791       --          --       --
3Com Corp.             6,000,000  6,400,000*    16,400        --       --        --       --  12,400,000  582,025
Tamura Electric
  Works ORD                   --  1,000,000     13,791        --       --        --       --   1,000,000   15,257
Tellabs, Inc.          1,498,000  1,200,000*        -- 1,498,000   31,943    27,567       --   1,200,000   40,950
Tencor Instruments            --  1,100,000*    39,497   150,000    5,652      (390)      --     950,000   40,612
Texas Instruments, Inc.       --  6,300,000*   430,962        --       --        --   $1,575   6,300,000  429,975
U.S. Robotics Corp.           --  3,450,000*   159,000        --       --        --       --   3,450,000  320,850
Wall Data, Inc.               --    702,300     30,876   702,300   30,876   (17,318)      --          --       --
                                               -------             ------    ------    -----              -------
                                            $3,213,182         $1,388,110  $161,375   $2,530           $6,034,008
                                             =========          =========   =======    =====            =========
VISTA INVESTORS
Applied Materials, Inc.       --    330,000*   $17,864        --       --        --       --     330,000  $16,562
Atmel Corp.              875,000    800,000*     3,192   175,000   $4,029    $1,692       --   1,500,000   46,969
Boca Research, Inc.           --    540,000     12,301        --       --        --       --     540,000   13,568
C-COR Electronic Inc.    170,000    250,000*     2,113   325,500    7,948      (340)      --      94,500    2,197
Credence Systems Corp.        --    600,000     20,721        --       --        --       --     600,000   22,500
DSP Group, Inc.               --    367,000      7,214   367,000    7,214      (990)      --          --       --
Dura
  Pharmaceuticals, Inc.       --    750,000     19,168        --       --        --       --     750,000   22,125
FSI International, Inc.       --  1,150,000*    23,038        --       --        --       --   1,150,000   27,456
Genzyme Tissue Repair         --    800,000      9,806        --       --        --       --     800,000   14,350
Harveys Casino Resorts   550,000         --         --   170,000    2,722       506      $85     380,000    6,127
In Focus Systems, Inc.   300,000    200,000      5,138   500,000   11,653     1,116       --          --       --
Integrated Process
  Equipment Corp.             --    800,000     18,173   800,000   18,173    15,006       --          --       --
Integrated Silicon
  Solution, Inc.              --    450,000     11,498   450,000   11,498     3,517       --          --       --
Intersolv, Inc.               --    525,000      9,505   525,000    9,110     1,597       --          --       --
Just For Feet, Inc.           --    825,000*    16,662   600,000   12,833     4,922       --     225,000    5,358
KLA Instruments Corp.    900,000    800,000*        --   100,000    2,623     2,371       --   1,600,000   68,800
Komag, Inc.                   --    310,000     21,863   210,000   15,144    (3,034)      --     100,000    5,706
Landry's Seafood
  Restaurants, Inc.           --    900,000*    16,326   900,000   16,326      (351)      --          --       --
LSI Logic Corp.          800,000  1,050,000*     5,243        --       --        --       --   1,850,000   87,181
Macromedia, Inc.              --  1,800,000*    27,226        --       --        --       --   1,800,000   66,150
Microchip
  Technology Inc.        862,500    681,250*     9,431   793,750   12,149     8,846       --     750,000   29,719
MicroTouch Systems, Inc.      --    500,000     18,014   500,000   18,014    (6,384)      --          --       --


NOTES TO FINANCIAL STATEMENTS (CONTINUED) October 31, 1995

                                                                                                OCTOBER 31, 1995
                           SHARE                                            REALIZED            ----------------
CLASS OF SHARES/         BALANCE    PURCHASE   PURCHASE    SALES    SALES     GAIN               SHARE    MARKET
ISSUER                  10/31/94     SHARES      COST      SHARES   COST     (LOSS)    INCOME   BALANCE    VALUE
                        --------------------------------------($  In Thousands)---------------------------------
VISTA INVESTORS (CONT.)
Novellus Systems, Inc.   500,000     50,000   $ 2,345     550,000  $ 17,614  $ 17,400    --          --       --
PC Docs Group
  International, Inc.         --    937,000    11,713          --        --        --    --     937,000 $ 15,109
Proxima Corp.            300,000     80,000     2,535     380,000    10,127    (1,494)   --          --       --
S3 Incorporated               --  1,550,000*   13,665          --        --        --    --   1,550,000   26,350
Seitel, Inc.             200,000         --        --     200,000     6,032      (954)   --          --       --
Softkey
  International, Inc.         --    700,000    18,369     300,000     8,575       979    --     400,000   12,625
Spectrian Corp.               --    670,000    21,146     670,000    21,146    (6,819)   --          --       --
STERIS Corp.                  --  1,500,000*   37,148          --        --        --    --   1,500,000   50,437
StrataCom, Inc.          190,000    190,000*       --          --        --        --    --     380,000   23,417
Tellabs, Inc.          1,095,000    750,000*       --   1,745,000    14,496    58,617    --     100,000    3,413
Tencor Instruments        80,000    700,000*   16,051          --        --        --    --     780,000   33,345
Ultratech Stepper, Inc.       --    940,000*   23,806          --        --        --    --     940,000   37,600
Xylogics, Inc.                --    380,000     9,498     380,000     9,498    (2,114)   --          --       --
                                               ------                 -----     -----  ----               ------
                                             $430,772              $236,924   $94,089  $ 85             $637,064
                                              =======               =======    ======   ===              =======
GIFTRUST INVESTORS
Applied Extrusion
  Technologies, Inc.     400,000         --        --     400,000    $4,378   $ 2,001    --          --       --
Applied Materials, Inc.       --    220,000*  $12,316          --        --        --    --     220,000  $11,041
Asyst Technologies, Inc.      --    330,000    11,874          --        --        --    --     330,000   14,066
Atmel Corp.              240,000    275,000*    2,538      75,000     2,033       835    --     440,000   13,777
Bio-Vascular, Inc.            --    500,000     8,188          --        --        --    --     500,000    7,063
Brooks Automation, Inc.       --    475,000     6,920          --        --        --    --     475,000    8,669
C-COR Electronics, Inc.  190,000    190,000*       --     331,400     5,929     1,352    --      48,600    1,130
Cirrus Logic, Inc.            --    200,000     9,862          --        --        --    --     200,000    8,413
Cyberoptics Corporation       --    425,000    10,533          --        --        --    --     425,000   14,131
DSP Group, Inc.           70,000    155,000     3,513     225,000     5,000      (877)   --          --       --
Data Translation, Inc.        --    500,000*    7,250          --        --        --    --     500,000    7,813
First Team Sports, Inc.  155,000    130,000*      688     285,000     2,520     4,368    --          --       --
Hologic, Inc.            190,000     40,000       607     230,000     3,551      (644)   --          --       --
In Focus Systems Inc.    234,400     15,600       434     250,000     4,692     1,845    --          --       --
Intersolv, Inc.          250,000    120,000     2,039     370,000     6,018     2,057    --          --       --
Microchip
  Technology, Inc.       405,000    302,500*    3,772     557,500     6,354     9,335    --     150,000    5,944
MicroTouch Systems, Inc. 125,000    125,000*       --     250,000     3,875     2,535    --          --       --
Pinnacle Systems, Inc.        --    440,000     9,294          --        --        --    --     440,000   13,750
Pri Automation, Inc.     175,000    175,000     6,180          --        --        --    --     350,000   13,081
Proxima Corporation      275,000         --        --     275,000     4,108     2,258    --          --       --
Rent-Way, Inc.                --    262,500*    2,573          --        --        --    --     262,500    2,576
ResMed, Inc.                  --    375,000     4,108          --        --        --    --     375,000    5,813

4. Affiliated Company Transactions (CONTINUED)                                                 OCTOBER 31, 1995
                           SHARE                                           REALIZED            ----------------
CLASS OF SHARES/         BALANCE    PURCHASE   PURCHASE   SALES    SALES     GAIN               SHARE    MARKET
ISSUER                  10/31/94     SHARES      COST     SHARES    COST    (LOSS)    INCOME   BALANCE    VALUE
                        -------------------------------------($  In Thousands)---------------------------------

GIFTRUST INVESTORS (CONT.)
Robotic Visions
  Systems, Inc.               --    700,000  $ 10,493        --       --        --      --     700,000 $ 15,969
Rock Bottom
  Restaurants, Inc.           --    300,000     5,766   300,000  $ 5,766    $ (673)     --          --       --
Security Dynamics
  Technologies Inc.           --    570,000*    5,326        --       --        --      --     570,000   18,383
Seitel, Inc.             290,000         --        --   290,000    7,322      (170)     --          --       --
Semtech Corporation           --    330,000     6,149   100,000    2,362       104      --     230,000    5,922
Studio Plus Hotels, Inc.      --    300,000     5,230        --       --        --      --     300,000    5,738
Tencor Instruments       265,000    260,000*    1,255    45,000      868       636      --     480,000   20,520
Transworld Home
  Healthcare, Inc.            --    350,000     6,359   350,000    6,359    (1,504)     --          --       --
Ultratech Stepper, Inc.  225,000    225,000*       --        --       --        --      --     450,000   18,000
Wireless Telecom
  Group Inc.                  --    495,000*    4,270   195,000    1,900     1,492     $52     300,000    5,475
                                                -----              -----     -----      --                -----
                                             $147,537            $73,035   $24,950     $52             $217,274
                                              =======             ======    ======      ==              =======

BALANCED INVESTORS
Autodesk, Inc.           200,000     75,000  $  2,798   130,000  $ 4,693   $  (233)    $60     145,000  $ 4,903
Intuit Inc.                   --    160,000*    5,457        --       --        --      --     160,000   11,560
Micron Technology, Inc.       --     30,000     1,744        --       --        --       2      30,000    2,119
Texas Instruments, Inc.       --    200,000*   13,899        --       --        --      37     200,000   13,650
                                               ------              -----       ---      --               ------
                                             $ 23,898            $ 4,693   $  (233)    $99             $ 32,232
                                               ======              =====       ===      ==               ======

*  Includes adjustments for shares received from stock split and/or stock spinoff during the year.
** Includes shares received from merger with PowerSoft in Feb. 95.


NOTES TO FINANCIAL STATEMENTS (CONTINUED) October 31, 1995

5.  Commitments


        As of October 31, 1995, the Funds had entered into forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. Outstanding contracts as of October 31, 1995, were as follows:


                                                        U.S. DOLLAR                  U.S. DOLLAR
                                        CURRENCY TO     VALUE AS OF    CURRENCY TO   VALUE AS OF    UNREALIZED
FUND              SETTLEMENT DATE       BE DELIVERED     10/31/95      BE RECEIVED     10/31/95        GAIN
--------------------------------------------------------($  In Thousands)-------------------------------------
SELECT           November 30, 1995     52,034,400        $ 36,992      37,178,317     $ 37,178        $  186
                                       German Deutschemark             U.S. Dollar
                 November 30, 1995     10,640,578,595     104,536      105,128,475     105,128           592
                                       Japanese Yen                    U.S. Dollar
                 November 30, 1995     35,065,800          30,952      31,019,329       31,019            67
                                       Swiss Franc                     U.S. Dollar
                                                          -------                      -------           ---
                                                         $172,480                     $173,325        $  845
                                                          =======                      =======           ===
HERITAGE         November 30, 1995     16,480,000        $ 11,716      11,774,877     $ 11,775        $   59
                                       German Deutschemark             U.S. Dollar
                 November 30, 1995     4,866,655,148       47,812      48,132,761       48,133           321
                                       Japanese Yen                    U.S. Dollar
                                                           ------                       ------           ---
                                                         $ 59,528                     $ 59,908        $  380
                                                           ======                       ======           ===
GROWTH           November 30, 1995    36,481,250         $ 25,935      26,032,541     $ 26,033        $   98
                                      German Deutschemark              U.S. Dollar
                 November 30, 1995    47,647,941,237      468,107      470,993,653     470,994         2,887
                                      Japanese Yen                     U.S. Dollar
                                                          -------                      -------         -----
                                                         $494,042                     $497,027        $2,985
                                                          =======                      =======         =====
ULTRA            November 30, 1995    15,703,750,000     $154,278      155,152,398    $155,152        $  874
                                      Japanese Yen        =======      U.S. Dollar     =======           ===

BALANCED         November 30, 1995    4,336,200          $  3,083      3,098,193      $  3,098        $   15
                                      German Deutschemark              U.S. Dollar
                 November 30, 1995    1,350,653,932        13,269      13,344,405       13,344            75
                                      Japanese Yen                     U.S. Dollar
                                                           ------                       ------            --
                                                         $ 16,352                     $ 16,442        $   90
                                                           ======                       ======            ==

                                                                October 31, 1995
--------------------------------------------------------------------------------
PROXY VOTING RESULTS

        A special meeting of shareholders of Select Investors and Heritage Investors was held on September 25, 1995 to vote on an amendment of a fundamental policy to require only 80% of each Fund's assets be invested in dividend-paying companies. The proposal was approved by the shareholders of each Fund, as follows:


          SELECT                             HERITAGE
 --------------------------         ---------------------------
 For:         2,176,582,527         For:            489,792,649
 Against:       179,322,571         Against:         56,507,804
 Abstain:       106,005,841         Abstain:         15,480,952


FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

                                              INCOME FROM
                                          INVESTMENT OPERATIONS                               DISTRIBUTIONS
                               -------------------------------------------   --------------------------------------------
                                               Net Realized
                                              and Unrealized                                Distributions   Distributions
                                               Gains (Losses)                                 from Net       in Excess of
                     Net Asset       Net       on Investments     Total      Distributions    Realized       Net Realized
                       Value,     Investment    and Foreign        from        from Net       Gains on         Gains on
                     Beginning      Income       Currency       Investment    Investment      Investment      Investment
SELECT INVESTORS     of Period      (Loss)      Transactions    Operations      Income       Transactions    Transactions
Year Ended Oct. 31,
1991                  $34.19        $.63         $ 8.17          $ 8.80        $(.652)        $(1.551)             --
1992                   40.79         .53            .34             .87         (.653)         (1.823)             --
1993                   39.18         .46           7.94            8.40         (.495)         (1.313)         $(.016)
1994                   45.76         .40          (3.59)          (3.19)        (.432)         (4.466)             --
1995                   37.67         .332          4.68            5.01         (.281)         (2.750)          (.125)



HERITAGE INVESTORS
Year Ended Oct. 31,
1991                  $ 6.55        $.11         $ 2.04           $2.15        $(.110)             --              --
1992                    8.59         .10            .72             .82         (.113)             --              --
1993                    9.30         .07           2.43            2.50         (.093)         $(.679)             --
1994                   11.03         .07           (.21)           (.14)        (.068)          (.500)         $(.006)
1995                   10.32         .052          1.96            2.01         (.033)          (.514)          (.030)


GROWTH INVESTORS
Year Ended Oct. 31,
1991                  $14.81       $ .04         $ 8.47          $ 8.51        $(.111)         $(.891)             --
1992                   22.32        (.02)          1.35            1.33         (.013)             --              --
1993                   23.64         .06           1.94            2.00            --           (.353)         $(.013)
1994                   25.27         .06            .48             .54         (.056)         (2.764)          (.002)
1995                   22.99         .082          4.08            4.16         (.051)         (3.183)          (.040)

[above table continued below]

                    DISTRIBUTIONS (cont.)                                  RATIOS/SUPPLEMENTAL DATA
                    ---------------                        --------------------------------------------------
                                                                        Ratio of Net                  Net
                                                             Ratio of    Investment                 Assets
                                                            Operating      Income                   End of
                                     Net Asset               Expenses    (Loss) to     Portfolio    Period
                        Total          Value,      Total    to Average     Average     Turnover      (in
SELECT INVESTORS     Distributions  End of Period  Return1  Net Assets    Net Assets     Rate1     thousands)
Year Ended Oct. 31,
1991                   $(2.203)       $40.79        27.05%     1.00%         1.7%          84%     $4,163,105
1992                    (2.476)        39.18         1.76%     1.00%         1.4%          95%      4,534,264
1993                    (1.824)        45.76        22.20%     1.00%         1.1%          82%      5,159,963
1994                    (4.898)        37.67        (7.37%)    1.00%         1.0%         126%      4,277,843
1995                    (3.156)        39.52        15.02%     1.00%          .9%         106%      4,008,438
                                              1995 average commission paid per share traded   $.046


HERITAGE INVESTORS
Year Ended Oct. 31,
1991                   $ (.110)       $ 8.59        33.25%     1.00%         1.5%         146%     $  268,891
1992                     (.113)         9.30         9.65%     1.00%         1.1%         119%        368,651
1993                     (.772)        11.03        28.64%     1.00%          .7%         116%        701,504
1994                     (.574)        10.32        (1.13%)    1.00%          .7%         136%        896,763
1995                     (.577)        11.75        21.04%      .99%          .5%         121%      1,008,323
                                              1995 average commission paid per share traded   $.042

GROWTH INVESTORS
Year Ended Oct. 31,
1991                   $(1.002)       $22.32        60.64%     1.00%          .2%          69%     $3,193,381
1992                     (.013)        23.64         5.96%     1.00%         (.1%)         53%      4,471,882
1993                     (.366)        25.27         8.48%     1.00%          .2%          94%      4,641,187
1994                    (2.822)        22.99         2.66%     1.00%          .3%         100%      4,363,476
1995                    (3.274)        23.88        22.31%     1.00%          .4%         141%      5,129,894
                                              1995 average commission paid per share traded   $.040


1  Actual total return and portfolio turnover rate for periods indicated.
2  Computed using net investment income and average shares outstanding for the period.

See Notes to Financial Statements

                                             INCOME FROM
                                          INVESTMENT OPERATIONS                               DISTRIBUTIONS
                               -------------------------------------------   --------------------------------------------
                                               Net Realized
                                              and Unrealized                                Distributions   Distributions
                                               Gains (Losses)                                 from Net       in Excess of
                     Net Asset       Net       on Investments     Total      Distributions    Realized       Net Realized
                       Value,     Investment    and Foreign        from        from Net       Gains on         Gains on
                     Beginning      Income       Currency       Investment    Investment      Investment      Investment
ULTRA  INVESTORS     of Period      (Loss)      Transactions    Operations      Income       Transactions    Transactions
Year Ended Oct. 31,
1991                  $ 7.73        $(.03)       $7.86           $7.83           --           $(.028)            --
1992                   15.53         (.05)        (.02)           (.07)          --               --             --
1993                   15.46         (.09)        6.24            6.15           --               --             --
1994                   21.61         (.03)        (.42)           (.45)          --               --             --
1995                   21.16         (.07)2       7.58            7.51           --            (.645)            --

Vista Investors
Year Ended Oct. 31,
1991                  $ 6.28        $(.02)       $4.27           $4.25           --               --             --
1992                   10.53         (.04)         .52             .48           --               --             --
1993                   11.01         (.07)        1.95            1.88           --         $  (.641)        $(.006)
1994                   12.24         (.08)         .45             .37           --           (1.663)         (.012)
1995                   10.94         (.08)2       4.90            4.82           --            (.030)            --

Giftrust Investors
Year Ended Oct. 31,
1991                 $ 7.25         $(.06)       $5.77           $5.71           --         $  (.025)            --
1992                  12.94          (.08)        1.41            1.33           --            (.697)            --
1993                  13.57          (.09)        7.18            7.09           --           (1.425)        $(.007)
1994                  19.23          (.10)        3.28            3.18           --           (1.911)            --
1995                  20.50          (.16)2       6.37            6.21           --           (1.085)            --

Balanced Investors
Year Ended Oct. 31,
1991                 $10.89          $.38        $4.22           $4.60       $(.384)              --             --
1992                  15.11           .33         (.23)            .10        (.322)              --             --
1993                  14.89           .38         1.62            2.00        (.375)              --             --
1994                  16.52           .42         (.58)           (.16)       (.416)              --             --
1995                  15.94           .482        2.03            2.51        (.475)          $(.274)            --

[above table continued below]

                    DISTRIBUTIONS (cont.)                                  RATIOS/SUPPLEMENTAL DATA
                    ---------------                        --------------------------------------------------
                                                                        Ratio of Net                  Net
                                                             Ratio of    Investment                 Assets
                                                            Operating      Income                   End of
                                     Net Asset               Expenses    (Loss) to     Portfolio    Period
                        Total          Value,      Total    to Average     Average     Turnover      (in
ULTRA  INVESTORS     Distributions  End of Period  Return1  Net Assets    Net Assets     Rate1     thousands)
Year Ended Oct. 31,
1991                   $(.028)        $15.53        101.51%    1.00%        (.5%)         42%      $ 2,147,654
1992                       --          15.46          (.45%)   1.00%        (.4%)         59%        4,275,200
1993                       --          21.61         39.78%    1.00%        (.6%)         53%        8,037,417
1994                       --          21.16         (2.08%)   1.00%        (.1%)         78%       10,344,273
1995                    (.645)         28.03         36.89%    1.00%        (.3%)         87%       14,375,902
                                              1995 average commission paid per share traded   $.033

VISTA  INVESTORS
Year Ended Oct. 31,
1991                       --         $10.53        67.67%     1.00%        (.3%)         92%      $  622,140
1992                       --          11.01         4.55%     1.00%        (.4%)         87%         829,678
1993                  $ (.647)         12.24        17.71%     1.00%        (.6%)        133%         847,470
1994                   (1.675)         10.94         4.16%     1.00%        (.8%)        111%         792,343
1995                    (.030)         15.73        44.20%      .98%        (.6%)         89%       1,675,917
                                              1995 average commission paid per share traded   $.033

GIFTRUST INVESTORS
Year Ended Oct. 31,
1991                  $ (.025)        $12.94        79.04%     1.00%        (.6%)        143%      $ 54,963
1992                    (.697)         13.57        10.32%     1.00%        (.7%)        134%        77,518
1993                   (1.432)         19.23        55.84%     1.00%        (.7%)        143%       153,997
1994                   (1.911)         20.50        18.75%     1.00%        (.7%)        115%       265,601
1995                   (1.085)         25.63        32.52%      .98%        (.7%)        105%       561,112
                                              1995 average commission paid per share traded   $.026

BALANCED INVESTORS
Year Ended Oct. 31,
1991                   $(.384)        $15.11        42.92%     1.00%        3.1%         116%      $254,884
1992                    (.322)         14.89          .63%     1.00%        2.4%         100%       654,123
1993                    (.375)         16.52        13.64%     1.00%        2.4%          95%       705,698
1994                    (.416)         15.94         (.93%)    1.00%        2.7%          94%       703,866
1995                    (.749)         17.70        16.36%      .98%        2.9%          85%3      815,570
                                              1995 average commission paid per share traded   $.039


1 Actual total return and portfolio turnover rate for periods indicated.
2 Computed using net investment income and average shares outstanding for the period.
3 The portfolio turnover rate of the equity and fixed income components of the portfolio was 90% and 71%, respectively.

See Notes to Financial Statements

INDEPENDENT ACCOUNTANTS' REPORT

The Shareholders and Board of Directors
Twentieth Century Investors, Inc.


    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Select Investors, Heritage Investors, Growth Investors, Ultra Investors, Vista Investors, Giftrust Investors and Balanced Investors (seven of the sixteen funds comprising TWENTIETH CENTURY INVESTORS, INC.) as of October 31, 1995, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers, and when replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Select Investors, Heritage Investors, Growth Investors, Ultra Investors, Vista Investors, Giftrust Investors and Balanced Investors, as of October 31, 1995, and the results of their operations, changes in their net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.



                                                       /s/Baird, Kurtz & Dobson
                                                       BAIRD, KURTZ & DOBSON


  Kansas City, Missouri
  November 27, 1995

                                                                October 31, 1995
--------------------------------------------------------------------------------

IMPORTANT NOTICE FOR ALL IRA AND 403(B) SHAREHOLDERS

      As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at Twentieth Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.
      When you plan to withdraw, you may make your election by completing our Conversions/Redemptions form or an IRS Form W-4P. Call Twentieth Century for either form. Your written election is valid for only six months from the date of receipt at Twentieth Century. You may revoke your election at any time by sending a written notice to us.
      Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

TWENTIETH CENTURY INVESTORS, INC.
                                                          Twentieth Century
INVESTMENT MANAGER                                          Investors, Inc.
INVESTORS RESEARCH CORPORATION
KANSAS CITY, MISSOURI                                        Equity Funds
                                                             Annual Report
THIS REPORT AND THE FINANCIAL
STATEMENTS CONTAINED HEREIN                                October 31, 1995
ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS.
THE REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS
UNLESS PRECEDED OR ACCOMPANIED
BY AN EFFECTIVE PROSPECTUS.




[company logo]

Investments That Work(TM)
--------------------------------------
P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200
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Person-to-person assistance:
1-800-345-2021 OR 816-531-5575
--------------------------------------
Automated information line:
1-800-345-8765
--------------------------------------
Telecommunications Device for the Deaf:
1-800-634-4113 OR 816-753-1865
--------------------------------------
Fax:  816-340-7962
--------------------------------------

                                                        [company logo]
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SH-BKT-3791
9512                   Recycled

(C) 1995 TWENTIETH CENTURY SERVICES, INC.